File Nos. 333-47011
                                                                     811-08673
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

      Pre-Effective Amendment No.                                          [--]


      Post-Effective Amendment No. 19                                      [X]
                                                and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

      Amendment No. 19                                                     [X]


                      (Check appropriate box or boxes.)

                        DREYFUS INVESTMENT PORTFOLIOS
              (Exact Name of Registrant as Specified in Charter)

                         c/o The Dreyfus Corporation
                  200 Park Avenue, New York, New York 10166
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----

      X     on May 1, 2002 pursuant to paragraph (b)
      ----     -----------

            60 days after filing pursuant to paragraph (a)(1)
      ----

            on     (date)      pursuant to paragraph (a)(1)
      ----     ---------------

            75 days after filing pursuant to paragraph (a)(2)
      ----

            on     (date)      pursuant to paragraph (a)(2) of Rule 485
      ----     ---------------


If appropriate, check the following box:


            this post-effective amendment designates a new effective date for a ---- previously filed post-effective amendment.


Dreyfus Investment Portfolios

Core Bond Portfolio


Seeks to maximize total return  by investing in bonds

PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]



The Portfolio

                                                  Dreyfus Investment Portfolios

                                                            Core Bond Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      8

Account Information

--------------------------------------------------------------------------------

Account Policies                                                         10

Distributions and Taxes                                                  10

Exchange Privilege                                                       11

For More Information


--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH


The portfolio seeks to maximize total return through capital appreciation and current income. To pursue this goal, the portfolio invests at least 80% of its assets in bonds, such as: U.S. government bonds and notes, corporate bonds, convertible bonds, asset-backed securities, mortgage-related securities, and foreign bonds of issuers located in developed and emerging markets. The portfolio also may invest in preferred stocks and may own warrants and common stock acquired in "units" with bonds.


Generally, the portfolio seeks to maintain an investment grade (BBB/Baa) average credit quality. However, the portfolio may invest up to 35% of its assets in lower-rated securities (" high yield" or "junk" bonds). The portfolio has the flexibility to shift its investment focus among different fixed-income securities, based on market conditions and other factors. In choosing market sectors and securities for investment, the issuer's financial strength, and the current state and long-term outlook of the industry or sector are reviewed. Current and forecasted interest rate and liquidity conditions also are important factors in this regard.

Typically, the portfolio can be expected to have an average effective maturity of between 5 and 10 years and an average effective duration between 3.5 and 6 years. While the portfolio' s duration and maturity usually will stay within these ranges, if the maturity or duration of the portfolio's benchmark index moves outside these ranges, so may the portfolio's.

Concepts to understand


AVERAGE EFFECTIVE MATURITY: a weighted average of the stated maturities of the bonds held by the portfolio, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity. Certain securities, such as mortgage-related securities, may have effective maturities significantly shorter than their stated final maturities.

DURATION: an indication of an investment's "interest rate risk," or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally, the longer a portfolio's duration, the more it will react to interest rate fluctuations.

BOND RATING: a ranking of a bond's quality, based on its ability to pay interest and repay principal. Bonds are rated from a high of "AAA" or "Aaa" (highly unlikely to default) through a low of "D" (companies already in default).


                                                                   The Portfolio

[Page 1]

MAIN RISKS


The portfolio' s principal risks are discussed below. The value of a shareholder' s investment in the portfolio will fluctuate, which means shareholders could lose money.

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the portfolio' s share price. The longer the portfolio's effective maturity and duration, the more its share price is likely to react to changes in interest rates. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the portfolio might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the portfolio's share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds and are considered predominantly speculative with respect to the issuers continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

* MARKET RISK. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the portfolio' s share price may fall dramatically. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

* PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the portfolio's potential price gain in response to falling interest rates, reduce the portfolio' s yield, or cause the portfolio' s share price to fall. When interest rates rise, the effective duration of the portfolio's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the portfolio's sensitivity to rising rates and its potential for price declines.

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), swaps and other credit derivatives, CMOs, stripped mortgage-backed securities and asset-backed securities. The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio's performance. Certain derivatives, such as stripped mortgage-backed securities, may move in the same direction as interest rates. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.


[Page 2]



* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.


* FOREIGN RISK. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency exchange rates. The bonds of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.


* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the portfolio's gains or losses.

Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

                                                                   The Portfolio

[Page 3]


PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the performance of the portfolio's Initial shares for the portfolio's first full calendar year of operations. The table compares the average annual total return of each of the portfolio's share classes to that of the Merrill Lynch Domestic Master Index, a widely recognized, unmanaged bond performance benchmark. Performance for the portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio' s Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.

--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES

                                                                        4.55
   92      93      94      95      96      97      98      99     00      01

BEST QUARTER:                    Q1 '01                      +2.08%

WORST QUARTER:                   Q3 '01                      +0.63%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                               Since inception
                                                                of portfolio
                                  1 Year                          (5/1/00)
--------------------------------------------------------------------------------

INITIAL SHARES                     4.55%                          7.91%

SERVICE SHARES                     4.46%                          7.86%

MERRILL LYNCH
DOMESTIC

MASTER INDEX                       8.32%                         10.82%*

* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/00 IS USED AS THE BEGINNING VALUE ON 5/1/00.


Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]


EXPENSES


Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.


--------------------------------------------------------------------------------

Fee table

                                                      Initial         Service
                                                      shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         0.60%           0.60%

Rule 12b-1 fee                                           none           0.25%


Other expenses                                          0.37%           0.30%

--------------------------------------------------------------------------------


TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      0.97%           1.15%

Fee waiver and/or expense
reimbursement                                          (0.17%)         (0.35%)
--------------------------------------------------------------------------------


NET OPERATING EXPENSES*                                 0.80%           0.80%


* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2002, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 0.80%.


--------------------------------------------------------------------------------

Expense example

                                           1 Year               3 Years                5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                              $82                  $292                  $520                    $1,174

SERVICE SHARES                              $82                  $331                  $599                    $1,366



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year number and the first year of the three-, five- and ten-year numbers are based on net operating expenses, which reflects the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.43% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus taxable fixed income team, which consists of sector specialists, collectively makes investment decisions for the portfolio. The team has managed the portfolio since its inception. The team's specialists focus on, and monitor conditions in, the different sectors of the fixed income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights for the portfolio and recommend securities for investment.


The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

[Page 6]

Performance Information for a Related Public Fund


The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Dreyfus -- Dreyfus Premier Core Bond Fund -- Class A shares (the "Public Fund"). The portfolio currently has the same investment team as the Public Fund. The first table at right shows average annual total return information for the Public Fund and for the Merrill Lynch Domestic Master Index, the benchmark index of the portfolio and the Public Fund. The index information is provided to represent the investment environment existing at the time periods shown. The index is unmanaged and an investor may not invest directly in the index. The second table shows average annual total return information for the portfolio's Initial shares and for the Merrill Lynch Domestic Master Index. Investors should not consider this performance data as an indication of the future performance of the portfolio or the Public Fund

The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund's total annual operating expenses for the fiscal year ended October 31, 2001 were 0.99% of its average daily net assets.

The performance figures also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Public Fund and the portfolio reflects the reinvestment of dividends and other distributions.

Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor' s shares, when redeemed, may be worth more or less than their original cost. To obtain a prospectus containing more information about the Public Fund, call the number or write to the address on the back cover.


PUBLIC FUND


Historical performance information for Class A shares of the Public Fund and the Merrill Lynch Domestic Master Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, is as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                         1 Year                      5 Years                       10 Years
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER
CORE BOND FUND


      CLASS A (NAV)                                      5.69%                        7.01%                         7.83%
      CLASS A
      (WITH SALES LOAD)                                  0.96%                        6.03%                         7.33%

MERRILL LYNCH
DOMESTIC
MASTER INDEX*                                            8.32%                        7.43%                         7.29%




PORTFOLIO

Average annual total returns for the portfolio's Initial shares and for the Merrill Lynch Domestic Master Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, are as follows:

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                    Since
                                                                  inception
                                              1 Year              (5/1/00)
--------------------------------------------------------------------------------

CORE BOND PORTFOLIO --
INITIAL SHARES                                4.55%                7.91%

MERRILL LYNCH DOMESTIC
MASTER INDEX*                                 8.32%               10.82%**
--------------------------------------------------------------------------------

* THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR U.S. GOVERNMENT SECURITIES AND INVESTMENT GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR. ALL PERFORMANCE FIGURES REFLECT THE REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/00 IS USED AS THE BEGINNING VALUE ON 5/1/00.


                                                                   The Portfolio

[Page 7]


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

                                                                                                         YEAR ENDED DECEMBER 31,
INITIAL SHARES                                                                                          2001(2)          2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                     12.94            12.50

 Investment operations:  Investment income -- net                                                        .75(3)             .50

                         Net realized and unrealized gain (loss) on investments                          (.18)              .56

 Total from investment operations                                                                          .57             1.06

 Distributions:          Dividends from investment income -- net                                         (.72)            (.50)

                         Dividends from net realized gain on investments                                 (.12)            (.12)

 Total distributions                                                                                     (.84)            (.62)

 Net asset value, end of period                                                                          12.67            12.94

 Total return (%)                                                                                         4.55           8.61(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                .80            .80(5)

Ratio of net investment income to average net assets (%)                                                  5.71           6.24(5)

 Decrease reflected in above expense ratios due to
 actions by Dreyfus (%)                                                                                    .17           1.10(5)

 Portfolio turnover rate (%)                                                                            654.39         953.66(4)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                                  26,744           12,048

(1)  FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000.

(2) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED-INCOME SECURITIES ON A SCIENTIFIC
BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO
DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND
UNREALIZED (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET
INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.04% TO 5.71%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.

(5)  ANNUALIZED.

[Page 8]

                                                                                                         YEAR ENDED DECEMBER 31,

SERVICE SHARES                                                                                           2001(2)        2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                     12.93            12.93

 Investment operations:  Investment income -- net                                                        .70(3)              --

                         Net realized and unrealized gain (loss) on investments                          (.13)               --

 Total from investment operations                                                                          .57               --

 Distributions:          Dividends from investment income -- net                                         (.72)               --

                         Dividends from net realized gain on investments                                 (.12)               --

 Total distributions                                                                                     (.84)               --

 Net asset value, end of period                                                                          12.66            12.93

 Total return (%)                                                                                         4.46               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                                .80               --

Ratio of net investment income to average net assets (%)                                                  5.77               --

 Decrease reflected in above expense ratios due
 to actions by Dreyfus (%)                                                                                 .35               --

 Portfolio turnover rate (%)                                                                            654.39         953.66(4)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                                  30,416                1

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED-INCOME SECURITIES ON A SCIENTIFIC
BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO
DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND
UNREALIZED (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET
INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.10% TO 5.77%. PER SHARE DATA AND
RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.


                                                                   The Portfolio

[Page 9]

                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.


THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: CORE BOND PORTFOLIO/ SHARE CLASS), for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) and account registration and dealer number, if applicable, of the participating insurance company.

The portfolio' s investments are generally valued by using available market quotations or at fair value, which may be determined by one or more pricing services approved by the fund's board.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income once a month, and distributes any net capital gains it has realized once a year.

EACH SHARE CLASS WILL GENERATE a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

[Page 10]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information

[Page 11]

NOTES
[Page]

NOTES
[Page]

                                                           For More Information

Dreyfus Investment Portfolios
Core Bond Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report


Describes the portfolio's performance, lists portfolio holdings and contains a letter from portfolio management discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal period.


Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  165P0502

Dreyfus Investment Portfolios

Core Value Portfolio

Seeks long-term capital growth by investing in large-cap stocks


PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                           Core Value Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      7

Account Information

--------------------------------------------------------------------------------

Account Policies                                                          9

Distributions and Taxes                                                   9

Exchange Privilege                                                       10


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH


The portfolio seeks long-term growth of capital, with current income as a secondary objective. To pursue these goals, the portfolio invests at least 80% of its assets in stocks. The portfolio focuses on stocks of large-cap value companies (market capitalizations of $1 billion and above). The portfolio typically invests mainly in the stocks of U.S. issuers, and will limit its foreign stock holdings to 20% of the value of its total assets. The portfolio's stock investments may include common stocks, preferred stocks, convertible securities and depositary receipts.


In choosing stocks, the portfolio manager focuses on individual stock selection (a "bottom-up" approach) rather than forecasting stock market trends
(a "top-down" approach) , and looks for value companies. A three-step value screening process is used to select stocks:

* value: quantitative screens track traditional measures such as price-to-earnings, price-to-book and price-to-sales; these ratios are analyzed and compared against the market

* sound business fundamentals: a company' s balance sheet and income data are examined to determine the company's financial history

* positive business momentum: a company' s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition

The portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio manager's expectations.

Concepts to understand

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

LARGE-CAP COMPANIES: established companies that are considered "known quantities." Large-cap companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

                                                                   The Portfolio

[Page 1]


MAIN RISKS

The portfolio' s principal risks are discussed below. The value of a shareholder' s investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* VALUE STOCK RISK. Value stocks involve the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the investment adviser misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

* FOREIGN INVESTMENT RISK. To the extent the portfolio invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the portfolio's gains or losses.

[Page 2]

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) . The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.

Other potential risks

Under adverse market conditions, the porfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The portfolio may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

                                                                   The Portfolio

[Page 3]


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of each of the portfolio's share classes to that of the Standard & Poor's 500/ BARRA Value Index (S&P 500 BARRA Value), a broad measure of the performance of the stocks in the S& P 500 Index with the lowest price-to-book ratios. Performance for the portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


INITIAL SHARES
                                                        19.73  12.06   -2.08
   92      93      94      95      96      97      98      99     00      01


BEST QUARTER:                    Q4 '99                     +13.16%


WORST QUARTER:                   Q3 '01                     -11.53%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01


                                                              Since
                                                            inception
                                                           of portfolio
                                       1 Year                (5/1/98)
--------------------------------------------------------------------------------


INITIAL SHARES                          -2.08%                 6.05%

SERVICE SHARES                          -2.08%                 6.05%

S&P 500 BARRA VALUE                    -11.71%                 1.93%*


* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/98 IS USED AS THE BEGINNING VALUE ON 5/1/98.

Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]



EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

--------------------------------------------------------------------------------

Fee table

                                                    Initial         Service
                                                    shares          shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                     0.75%           0.75%

Rule 12b-1 fee                                       none           0.25%


Other expenses                                      0.23%           0.27%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                  0.98%           1.27%

Fee waiver and/or expense
reimbursement                                          --         (0.27%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                             0.98%           1.00%

*THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2002, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.00%. FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, DREYFUS FURTHER REIMBURSED THE PORTFOLIO FOR OTHER EXPENSES SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR INITIAL SHARES WERE 0.96% INSTEAD OF 0.98%. THIS ADDITIONAL EXPENSE REIMBURSEMENT WAS VOLUNTARY.


--------------------------------------------------------------------------------

Expense example

                                              1 Year              3 Years                5 Years           10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                               $100                 $312                   $542                 $1,201

SERVICE SHARES                               $102                 $376                   $671                 $1,510



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year number and the first year of the three-, five- and ten-year numbers are based on net operating expenses, which reflects the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.73% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The portfolio' s primary portfolio manager is Valerie J. Sill. She has been a portfolio manager of the portfolio since its inception. Ms. Sill is a portfolio manager of Dreyfus and senior vice president of The Boston Company Asset Management, Inc. (TBCAM), an affiliate of Dreyfus. She is also a member of the Equity Policy Group of TBCAM. She previously served as director of equity research and as an equity research analyst for TBCAM.

The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

[Page 6]

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

                                                                                                YEAR ENDED DECEMBER 31,
 INITIAL SHARES                                                                           2001       2000      1999      1998(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      15.10     13.97      11.72      12.50

 Investment operations:  Investment income -- net                                          .12(2)    .17(2)     .07(2)       .07

                         Net realized and unrealized gain (loss) on investments            (.45)      1.50       2.24      (.77)

 Total from investment operations                                                          (.33)      1.67       2.31      (.70)

 Distributions:          Dividends from investment income -- net                           (.01)     (.16)      (.06)      (.08)

                         Dividends from net realized gain on investments                   (.22)     (.38)         --         --

 Total distributions                                                                       (.23)     (.54)      (.06)      (.08)

 Net asset value, end of period                                                            14.54     15.10      13.97      11.72

 Total return (%)                                                                         (2.08)     12.06      19.73  (5.59)(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                 .96       .97       1.00      .67(3)

 Ratio of net investment income to average net assets (%)                                    .83      1.19        .56      .62(3)

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                    .02       .07        .50      .74(3)

 Portfolio turnover rate (%)                                                               65.13    110.74      97.14    47.37(3)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                    37,595    23,897     15,343      5,959

(1)  FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

                                                                   The Portfolio

[Page 7]

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                          YEAR ENDED DECEMBER 31,

SERVICE SHARES                                                                                             2001         2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                     15.09            15.09

 Investment operations:  Investment income -- net                                                        .08(2)              --

                         Net realized and unrealized gain (loss) on investments                          (.40)               --

 Total from investment operations                                                                        (.32)               --

 Distributions:          Dividends from investment income -- net                                         (.01)               --

                         Dividends from net realized gain on investments                                 (.22)               --

 Total distributions                                                                                     (.23)               --

 Net asset value, end of period                                                                          14.54            15.09

 Total return (%)                                                                                       (2.08)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.00                --

Ratio of net investment income to average net assets (%)                                                  .61                --

Decrease reflected in above expense ratios due to actions by Dreyfus (%)                                  .27                --


Portfolio turnover rate (%)                                                                             65.13             110.74
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                  21,469                  1

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



                                                            Account Information

[Page 8]


ACCOUNT POLICIES

Buying/Selling shares

Portfolio shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.


The price for portfolio shares is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


Wire purchase payments may be made if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/Dreyfus Investment Portfolios: Core Value Portfolio/share class), for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) , account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

The portfolio usually pays dividends from its net investment income and distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

                                                            Account Information

[Page 9]


EXCHANGE PRIVILEGE


Shareholders can exchange shares of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


[Page 10]

NOTES
[Page]

NOTES
[Page]

NOTES
[Page]

                                                           For More Information

Dreyfus Investment Portfolios
Core Value Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  172P0502

Dreyfus Investment Portfolios

Emerging Leaders Portfolio

Seeks capital growth by investing in small companies


PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                     Emerging Leaders Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      8

Account Information

--------------------------------------------------------------------------------

Account Policies                                                         10

Distributions and Taxes                                                  10

Exchange Privilege                                                       11


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH


The portfolio seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks of small companies. The portfolio focuses on companies believed to be emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings growth. The portfolio's investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings ("IPOs") or shortly thereafter.


In choosing stocks, the portfolio uses a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, the portfolio managers seek stocks with dominant positions in major product lines, sustained achievement records and strong financial condition. They also seek special situations, such as corporate restructurings or management changes, that could increase the stock price.

The portfolio managers use a sector management approach, supervising a team of sector managers who assist in making buy and sell decisions within their respective areas of expertise.

The portfolio typically sells a stock when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or when a stock is fully valued by the market.

The portfolio currently intends to close to new investors after it reaches total assets of approximately $750 million.

Concepts to understand


SMALL COMPANIES: generally new and often entrepreneurial companies with market capitalizations of less than $2.0 billion at the time of purchase. The portfolio may continue to hold securities of companies as their market capitalizations grow. Small-cap companies tend to grow faster than large-cap companies, but frequently are more volatile, more vulnerable to major setbacks, and have a higher failure rate than larger companies.

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.


VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

                                                                   The Portfolio

[Page 1]


MAIN RISKS

The portfolio' s principal risks are discussed below. The value of a shareholder' s investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* SMALLER COMPANY RISK. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the portfolio's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the portfolio's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* VALUE STOCK RISK. Value stocks involve the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock' s intrinsic worth or the investment adviser misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

* GROWTH STOCK RISK. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the portfolio's gains or losses.

Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

[Page 2]

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.

* SHORT SALE RISK. The portfolio may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio.

* IPO RISK. The portfolio may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

                                                                   The Portfolio

[Page 3]


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of each of the portfolio's share classes to that of the Russell 2000 Index, a widely recognized, unmanaged small-cap index. Performance for the portfolio' s Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES


                                                               31.70    8.74
   92      93      94      95      96      97      98      99     00      01


BEST QUARTER:                    Q4 '01                     +20.40%

WORST QUARTER:                   Q3 '01                     -16.63%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                               Since
                                                             inception
                                                             of portfolio
                                   1 Year                    (12/15/99)
--------------------------------------------------------------------------------

INITIAL SHARES                      8.74%                       23.44%

SERVICE SHARES                      8.62%                       23.37%

RUSSELL 2000 INDEX                  2.49%                        4.97%*


* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]



EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

--------------------------------------------------------------------------------

Fee table

                                                    Initial       Service
                                                    shares         shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                     0.90%           0.90%

Rule 12b-1 fee                                       none           0.25%


Other expenses                                      0.72%           0.65%

--------------------------------------------------------------------------------


TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                  1.62%           1.80%

Fee waiver and/or expense
reimbursement                                      (0.12%)         (0.30%)
--------------------------------------------------------------------------------


NET OPERATING EXPENSES*                             1.50%           1.50%


*THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2002, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.50%. FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, DREYFUS FURTHER REIMBURSED THE PORTFOLIO FOR OTHER EXPENSES SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR INITIAL SHARES WERE 1.46% INSTEAD OF 1.50%. THIS ADDITIONAL REIMBURSEMENT WAS VOLUNTARY.


--------------------------------------------------------------------------------

Expense example

                                            1 Year                 3 Years                  5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                               $153                    $499                     $870                  $1,912

SERVICE SHARES                               $153                    $537                     $947                  $2,091

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year number and the first year of the three-, five- and ten-year numbers are based on net operating expenses, which reflects the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]


MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.74% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The portfolio's primary portfolio managers are Paul Kandel and Hilary Woods. Mr. Kandel and Ms. Woods have been the portfolio's primary portfolio managers since its inception. Mr. Kandel joined Dreyfus in 1994 as senior sector manager for the technology and telecommunications industries. Ms. Woods joined Dreyfus in 1987 as senior sector manager for the capital goods industry.


The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.



Performance Information for Related Funds and Portfolio


The portfolio has substantially the same investment objective and follows substantially the same investment policies and strategies as two corresponding series of separate open-end investment companies advised by Dreyfus, the Dreyfus Emerging Leaders Fund (the "Public Fund"), which is offered to the public, and Dreyfus Small Cap Portfolio (the "Insurance Fund"), which, like the portfolio, serves as a funding vehicle for variable insurance products. The portfolio currently has the same primary portfolio managers as the Public Fund and the Insurance Fund. The first table on page 7 shows average annual total return information for the Public Fund, the Insurance Fund and the Russell 2000 Index, the benchmark index of the portfolio, the Public Fund and the Insurance Fund. The index information is provided to represent the investment environment existing at the time periods shown. The index is unmanaged and an investor may not invest directly in the index. The second table shows average annual total return information for the portfolio's Initial shares and for the Russell 2000 Index. Investors should not consider this performance data as an indication of the future performance of the portfolio, the Public Fund or the Insurance Fund.

The performance figures for the Public Fund and the Insurance Fund reflect the deduction of the historical fees and expenses paid by such funds, and not those paid by the portfolio. The total annual operating expenses, after fee waiver and expense reimbursement, if any, for the fiscal year ended August 31, 2001 for the Public Fund were 1.29% and for the fiscal year ended December 31, 2001 for the Insurance Fund were 0.79% of the respective fund's average daily net assets.


[Page 6]


The performance figures for the Public Fund, the Insurance Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio, the Public Fund and the Insurance Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Moreover, part of the historical performance for the Public Fund and Insurance Fund is due to the purchase of securities sold in IPOs. There is no guarantee that investments in IPOs, if any, will continue to have a similar impact on performance. Performance information for the Public Fund, the Insurance Fund and the portfolio reflects the reinvestment of dividends and other distributions.

Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor' s shares, when redeemed, may be worth more or less than their original cost. To obtain a prospectus containing more information about the Public Fund or Insurance Fund, call the number or write to the address on the back cover.


RELATED FUNDS


Historical performance information for the Public Fund, the Insurance Fund and the Russell 2000 Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, is as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                                                                                    Since
                                     1 Year                    5 Years                  10 Years                  inception*
------------------------------------------------------------------------------------------------------------------------------------


DREYFUS
EMERGING
LEADERS
FUND                                  -9.91%                   14.67%                      --                         21.53%

DREYFUS
SMALL CAP
PORTFOLIO                              -6.12%                   8.11%                    21.34%                          --

RUSSELL 2000
INDEX**                                 2.49%                   7.52%                    11.51%                         8.97%***

PORTFOLIO


Average annual total returns for the portfolio's Initial shares and for the Russell 2000 Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, are as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                                 Since
                                                               inception
                                              1 Year           (12/15/99)
--------------------------------------------------------------------------------


EMERGING LEADERS PORTFOLIO --
INITIAL SHARES                                8.74%              23.44%

RUSSELL 2000 INDEX**                          2.49%               4.97%***
--------------------------------------------------------------------------------


*     THE INCEPTION DATE OF THE DREYFUS EMERGING LEADERS FUND WAS 9/29/95.

** THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED, UNMANAGED SMALL-CAP INDEX COMPRISED OF THE COMMON STOCKS OF THE 2,000 U.S. PUBLIC COMPANIES NEXT IN SIZE AFTER THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES. ALL PERFORMANCE FIGURES REFLECT THE REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS.

*** FOR COMPARATIVE PURPOSES: FOR THE DREYFUS EMERGING LEADERS FUND, THE VALUE OF THE INDEX ON 9/30/95 IS USED AS THE BEGINNING VALUE ON 9/29/95; FOR THE EMERGING LEADERS PORTFOLIO, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

                                                                   The Portfolio

[Page 7]


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

                                                                                                    YEAR ENDED DECEMBER 31,

 INITIAL SHARES                                                                                2001         2000        1999(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                          17.05         13.44       12.50

 Investment operations:  Investment income (loss) -- net                                    (.08)(2)      (.09)(2)         .01

                         Net realized and unrealized gain (loss) on investments                 1.57          4.30         .93

 Total from investment operations                                                               1.49          4.21         .94

 Distributions:          Dividends from investment income -- net                                  --         (.01)          --

                         Dividends from net realized gain on investments                       (.01)         (.59)          --

 Total distributions                                                                           (.01)         (.60)          --

 Net asset value, end of period                                                                18.53         17.05       13.44

 Total return (%)                                                                               8.74         31.70      7.52(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                    1.46          1.50       .07(3)

 Ratio of net investment income (loss) to average net assets (%)                               (.44)         (.59)       .04(3)

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                        .16           .70      1.25(3)

 Portfolio turnover rate (%)                                                                  175.01        234.94      1.79(3)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                        13,308         5,902       2,150

(1)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

[Page 8]

                                                                                                         YEAR ENDED DECEMBER 31,

SERVICE SHARES                                                                                           2001            2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                     17.05            17.05

 Investment operations:  Investment income (loss) -- net                                                 (.08)(2)            --

                         Net realized and unrealized gain (loss) on investments                           1.55               --

 Total from investment operations                                                                         1.47               --

 Distributions:          Dividends from net realized gain on investments                                 (.01)               --

 Net asset value, end of period                                                                          18.51            17.05

 Total return (%)                                                                                         8.62               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                               1.50               --

Ratio of net investment income (loss) to average net assets (%)                                           (.49)              --

Decrease reflected in above expense ratios due to actions by Dreyfus (%)                                   .30               --

Portfolio turnover rate (%)                                                                             175.01            234.94
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                    4,730                 1

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


[Page 9]

                                                                   The Portfolio

                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

Portfolio shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.


The price for portfolio shares is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


Wire purchase payments may be made if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/Dreyfus Investment Portfolios: Emerging Leaders Portfolio/share class) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) and account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

The portfolio usually pays dividends from its net investment income and distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

[Page 10]


EXCHANGE PRIVILEGE


Shareholders can exchange shares of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information

[Page 11]

NOTES
[Page]

NOTES
[Page]
                                                           For More Information

Dreyfus Investment Portfolios
Emerging Leaders Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio managers discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                   192P0502

Dreyfus Investment Portfolios

Emerging Markets Portfolio


Seeks long-term capital growth by  investing in emerging markets

PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                     Emerging Markets Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      8

Account Information

--------------------------------------------------------------------------------

Account Policies                                                         10

Distributions and Taxes                                                  10

Exchange Privilege                                                       11


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH


The portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests at least 80% of its assets in the stocks of companies organized, or with a majority of its assets or business, in emerging market countries. Normally, the portfolio will not invest more than 25% of its total assets in the securities of companies in any one emerging market country. The portfolio may invest up to 35% of its net assets in the high yield debt securities of such companies as Dreyfus deems appropriate in light of market conditions.


In choosing stocks, the portfolio manager identifies potential investments through extensive quantitative and fundamental research using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, the portfolio focuses on three key factors:

* VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity

* BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near term or midterm

The portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the manager's expectations.

Concepts to understand


EMERGING MARKET COUNTRIES: consist of all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, or any other country Dreyfus believes has an emerging economy or market.


VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company's home market. Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

                                                                   The Portfolio

[Page 1]


MAIN RISKS

The portfolio' s principal risks are discussed below. The value of a shareholder' s investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The stock markets of emerging market countries can be extremely volatile. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. The portfolio' s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

* EMERGING MARKET RISK. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

* VALUE STOCK RISK. Value stocks involve the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock' s intrinsic worth or the investment adviser misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

* SMALLER COMPANY RISK. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the portfolio' s ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the portfolio's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in securities of U.S. issuers and money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

The portfolio is non-diversified, which means that a relatively high percentage of the portfolio's assets may be invested in a limited number of issuers. Therefore, the portfolio's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

[Page 2]

* BOND CREDIT RISK. To the extent the portfolio invests in bonds and other debt securities, such investments will be subject to the risk of the issuer' s failure to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of the bond, which can cause the bond' s price to fall, potentially lowering the portfolio's share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds and are considered predominantly speculative with respect to the issuer' s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the portfolio's gains or losses.

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies). The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.

* SHORT SALE RISK. The portfolio may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio.

* IPO RISK. The portfolio may purchase securities of companies in initial public offerings (" IPOs" ). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

                                                                   The Portfolio

[Page 3]


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of each of the portfolio's share classes to that of the Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, a broad measure of emerging markets stock performance. Performance for the portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES


                                                               -31.81    3.32
    92      93      94      95      96      97      98      99     00      01

BEST QUARTER:                    Q4 '01                     +21.17%

WORST QUARTER:                   Q3 '01                     -16.98%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01*

                                                           Since
                                                          inception
                                                         of portfolio
                                  1 Year                  (12/15/99)
-------------------------------------------------------------------------------

INITIAL SHARES                     3.32%                  -12.07%

SERVICE SHARES                     3.43%                  -12.02%

MSCI EMERGING MARKETS
(FREE) INDEX                      -2.37%                  -12.14%**


* PRIOR TO 1/1/01, THE PORTFOLIO EMPLOYED A GROWTH-ORIENTED, RATHER THAN A VALUE-ORIENTED, APPROACH.

** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]




EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

--------------------------------------------------------------------------------

Fee table

                                                    Initial         Service
                                                    shares          shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                      1.25%           1.25%

Rule 12b-1 fee                                        none           0.25%


Other expenses                                       4.15%           4.14%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                   5.40%           5.64%

Fee waiver and/or expense
reimbursement                                      (3.40%)         (3.64%)
--------------------------------------------------------------------------------


NET OPERATING EXPENSES*                              2.00%           2.00%


* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2002, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 2.00%.


--------------------------------------------------------------------------------

Expense example

                                 1 Year                3 Years                   5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                    $203                  $1,311                   $2,410                  $5,120

SERVICE SHARES                    $203                  $1,357                   $2,497                  $5,283

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year number and the first year of the three-, five- and ten-year numbers are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]


MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio did not pay Dreyfus a management fee as a result of a fee waiver/expense reimbursement in effect. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

D. Kirk Henry has been the fund's portfolio manager since January 2001 and has been employed by Dreyfus since May 1996. He is also senior vice president and international equity portfolio manager of The Boston Company Asset Management, an affiliate of Dreyfus.

The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund




Performance Information for Public Fund and Portfolio

The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Dreyfus, the Dreyfus Premier Emerging Markets Fund -- Class A shares (the "Public Fund"). The portfolio has the same primary portfolio manager as the Public Fund. The first table on page 7 shows average annual total return information for the Public Fund and for the MSCI Emerging Markets (Free) Index. The index information is provided to represent the investment environment existing at the time periods shown. The index is unmanaged and an investor may not invest directly in the index. The second table shows average annual total return information for the portfolio's Initial shares and for the MSCI Emerging Markets (Free) Index. Investors should not consider this performance data as an indication of the future performance of the portfolio or the Public Fund.

The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund's total annual operating expenses, after fee waiver and expense reimbursement, if any, for the year ended December 31, 2001 were 2.25% of its average daily net assets.


[Page 6]


The performance figures for the Public Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Public Fund and the portfolio reflects the reinvestment of dividends and other distributions.


Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor' s shares, when redeemed, may be worth more or less than their original cost. To obtain a prospectus containing more information about the Public Fund, call the number or write to the address on the back cover.


PUBLIC FUND


Historical performance information for Class A shares of the Public Fund and for the MSCI Emerging Markets (Free) Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, is as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01*


                                                                  Since
                                                                inception
                                              1 Year            (3/31/98)
--------------------------------------------------------------------------------

DREYFUS PREMIER EMERGING MARKETS FUND


   CLASS A (NAV)                               5.14%             -2.62%

   CLASS A (WITH SALES LOAD)                  -0.93%             -4.14%

MSCI EMERGING MARKETS
(FREE) INDEX**                                -2.37%             -6.01%


PORTFOLIO


Average annual total returns for the portfolio's Initial shares and for the MSCI Emerging Markets (Free) Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, are as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01*


                                                                           Since
                                                                       inception

                                              1 Year             (12/15/99)
--------------------------------------------------------------------------------


EMERGING MARKETS PORTFOLIO --
INITIAL SHARES                               -3.32%              -12.07%

MSCI EMERGING MARKETS
(FREE) INDEX**                               -2.37%              -12.14%***
--------------------------------------------------------------------------------


* PRIOR TO 1/01/01, THE PUBLIC FUND AND THE PORTFOLIO EMPLOYED A GROWTH-ORIENTED, RATHER THAN A VALUE-ORIENTED, APPROACH.


** THE MSCI EMERGING MARKETS (FREE) INDEX IS A MARKET CAPITALI-ZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 25 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN AND INCLUDES GROSS DIVIDENDS REINVESTED. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS WHICH ARE NOT PURCHASABLE BY FOREIGNERS.


*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

                                                                   The Portfolio

[Page 7]




FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

                                                                                                     YEAR ENDED DECEMBER 31,

 INITIAL SHARES                                                                                 2001        2000        1999(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                             9.23       13.63        12.50

 Investment operations:  Investment income -- net                                                .15(2)      .04(2)         .02

                         Net realized and unrealized gain (loss) on investments                    .16      (4.37)         1.11

 Total from investment operations                                                                  .31      (4.33)         1.13

 Distributions:          Dividends from investment income -- net                                 (.06)       (.06)           --

                         Dividends from net realized gain on investments                            --       (.01)           --

 Total distributions                                                                             (.06)       (.07)           --

 Net asset value, end of period                                                                   9.48        9.23        13.63

 Total return (%)                                                                                 3.32     (31.81)       9.04(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                      2.00        2.00        .09(3)

 Ratio of net investment income to average net assets (%)                                         1.70         .36        .18(3)

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                         3.40        1.86       1.51(3)

 Portfolio turnover rate (%)                                                                    119.06      123.49        .43(3)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                           5,675       2,172        2,181

(1)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

[Page 8]


                                                                                                          YEAR ENDED DECEMBER 31,
SERVICE SHARES                                                                                           2001            2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                      9.23             9.23

 Investment operations:  Investment income -- net                                                        .16(2)              --

                         Net realized and unrealized gain (loss) on investments                            .16               --

 Total from investment operations                                                                          .32               --

 Distributions:          Dividends from investment income -- net                                         (.06)               --

 Net asset value, end of period                                                                           9.49             9.23

 Total return (%)                                                                                         3.43               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                               2.00               --

Ratio of net investment income to average net assets (%)                                                  1.74               --

Decrease reflected in above expense ratios due to actions by Dreyfus (%)                                  3.64               --


Portfolio turnover rate (%)                                                                             119.06            123.49
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                      223                 1

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


                                                                   The Portfolio

[Page 9]

                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.


THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available portfolios may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: EMERGING MARKETS PORTFOLIO/SHARE CLASS), for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) and account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees. Foreign securities held by the portfolio may trade on days when the portfolio does not calculate its NAV and thus affect the portfolio's NAV on days when investors have no access to the portfolio.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH SHARE CLASS WILL GENERATE a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

[Page 10]



EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information

[Page 11]

NOTES
[Page]

NOTES
[Page]
                                                           For More Information

Dreyfus Investment Portfolios
Emerging Markets Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  191P0502

Dreyfus Investment Portfolios

European Equity Portfolio

Seeks long-term capital growth by investing in European companies


PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                      European Equity Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      7

Account Information

--------------------------------------------------------------------------------

Account Policies                                                          9

Distributions and Taxes                                                   9

Exchange Privilege                                                       10


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH


The portfolio seeks long-term capital growth. To pursue this goal, the portfolio generally invests at least 80% of its assets in stocks included within the universe of the 300 largest European companies. The portfolio may invest up to 10% of its total assets in the stocks of non-European companies. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.


In choosing stocks, the portfolio manager identifies and forecasts: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals; and long-term trends in currency movements.

Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio manager generally sells securities when themes or strategies change or when the portfolio manager determines that the company's prospects have changed or that its stock is fully valued by the market.

Concepts to understand

EUROPEAN COMPANY: a company organized under the laws of a European country or for which the principal securities trading market is in Europe; or a company, wherever organized, with a majority of its assets or business in Europe.

PREFERRED STOCK: stock that pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock ordinarily does not carry voting rights.

CONVERTIBLE SECURITIES: corporate securities, usually preferred stock or bonds, that are exchangeable for a set amount of another form of security, usually common stock, at a prestated price.

                                                                   The Portfolio

[Page 1]



MAIN RISKS

The portfolio's principal risks are discussed below. The value of a shareholder's investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. The portfolio's performance will be influenced by political, social and economic factors affecting companies in European countries and throughout the world. Special risks associated with investments in these companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The portfolio's investments denominated in Euro and other foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

* EMERGING MARKET RISK. The portfolio expects to invest primarily in the stocks of companies located in developed European countries. However, the portfolio may invest in the stocks of companies located in certain European countries which are considered to be emerging markets. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio' s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.

* SHORT SALE RISK. The portfolio may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio.

[Page 2]

* IPO RISK. The portfolio may purchase securities of companies in initial public offerings (" IPOs" ). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

                                                                 The Portfolio
[Page 3]


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of each of the portfolio's share classes to that of the Financial Times EuroTop 300 Index, a broad measure of European stock performance. Performance for the portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES


                                                               -2.00  -28.13
   92      93      94      95      96      97      98      99     00      01



BEST QUARTER:                    Q1 '00                      +9.94%


WORST QUARTER:                   Q1 '01                     -18.20%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                Since inception
                                                                  of portfolio
                               1 Year                              (4/30/99)
-------------------------------------------------------------------------------

INITIAL SHARES                 -28.13%                               -3.47%

SERVICE SHARES                 -27.59%                               -3.20%

FINANCIAL TIMES
EUROTOP 300 INDEX              -20.17%                               -5.65%


Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]



EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

--------------------------------------------------------------------------------

Fee table

                                                    Initial        Service
                                                    shares          shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                      1.00%           1.00%

Rule 12b-1 fee                                        none           0.25%


Other expenses                                       0.44%           0.52%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                   1.44%           1.77%

Fee waiver and/or expense
reimbursement                                       (0.19%)         (0.52%)
--------------------------------------------------------------------------------


NET OPERATING EXPENSES*                              1.25%           1.25%


* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2002, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.25%.


--------------------------------------------------------------------------------

Expense example

                                            1 Year              3 Years                5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                              $127                 $437                  $769                   $1,708

SERVICE SHARES                              $127                 $507                  $911                   $2,041

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year number and the first year of the three-, five- and ten-year numbers are based on net operating expenses, which reflects the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.81% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its affiliate, Newton Capital Management Limited, to serve as the portfolio's sub-investment adviser. Newton, located at 71 Queen Victoria Street, London, EC4V 4DR, England, was formed in 1977 and, as of December 31, 2001, together with its parent and its parent' s subsidiaries, managed approximately $30 billion in discretionary separate accounts and other investment accounts.

The portfolio' s primary portfolio manager is Aaron Barnfather. Mr. Barnfather has been the portfolio's primary portfolio manager since November 2001. Since September 2001, he has been a Regional Specialist at Newton Capital Management Limited, the portfolio' s sub-investment adviser. From September 1994 to September 2001, Mr. Barnfather was employed by Royal Sun Alliance Investment Management initially as a Global Equity and Bond Analyst and later as Associate Director, European Equities.


The portfolio, Dreyfus, Newton and Dreyfus Service Corporation (the portfolio's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

[Page 6]

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

                                                                                                     YEAR ENDED DECEMBER 31,
 INITIAL SHARES                                                                                 2001        2000        1999(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                            14.98       15.96        12.50

 Investment operations:  Investment income -- net                                               .10(2)      .10(2)       .04(2)

                         Net realized and unrealized gain (loss) on investments                 (4.31)       (.37)         3.61

 Total from investment operations                                                               (4.21)       (.27)         3.65

 Distributions:          Dividends from investment income -- net                                 (.08)       (.03)        (.03)

                         Dividends from net realized gain on investments                            --       (.68)        (.16)

 Total distributions                                                                             (.08)       (.71)        (.19)

 Net asset value, end of period                                                                  10.69       14.98        15.96

 Total return (%)                                                                              (28.13)      (2.00)     29.20(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                      1.25        1.27       1.01(3)

 Ratio of net investment income to average net assets (%)                                          .81         .62        .32(3)

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                          .19         .33       2.38(3)

 Portfolio turnover rate (%)                                                                    146.49      144.74      99.89(3)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                          23,418      30,689        6,592

(1)  FROM APRIL 30, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

                                                                   The Portfolio

[Page 7]

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                          YEAR ENDED DECEMBER 31,

SERVICE SHARES                                                                                            2001           2000(1)
--------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                     14.98            14.98

 Investment operations:  Investment income -- net                                                       .05(2)               --

                         Net realized and unrealized gain (loss) on investments                         (4.18)               --

 Total from investment operations                                                                       (4.13)               --

 Distributions:          Dividends from investment income -- net                                         (.08)               --

 Net asset value, end of period                                                                          10.77            14.98

 Total return (%)                                                                                      (27.59)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                               1.25               --

Ratio of net investment income to average net assets (%)                                                   .43               --

Decrease reflected in above expense ratios due to actions by Dreyfus (%)                                   .52               --


Portfolio turnover rate (%)                                                                             146.49            144.74
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                      296                 1

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


[Page 8]
                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.


THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: EUROPEAN EQUITY PORTFOLIO/SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees. Foreign securities held by the portfolio may trade on days when the portfolio does not calculate its NAV and thus affect the portfolio's NAV on days when investors have no access to the portfolio.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH SHARE CLASS WILL GENERATE a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

                                                            Account Information

[Page 9]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


[Page 10]

NOTES
[Page]

NOTES
[Page]


NOTES
[Page]


                                                           For More Information

Dreyfus Investment Portfolios
European Equity Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  181P0502

Dreyfus Investment Portfolios

Founders Discovery Portfolio

Seeks capital appreciation by investing in stocks of small-cap growth companies


PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                   Founders Discovery Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      8

Account Information

--------------------------------------------------------------------------------

Account Policies                                                         10

Distributions and Taxes                                                  10

Exchange Privilege                                                       11


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH


The portfolio seeks capital appreciation. To pursue this goal, the portfolio invests primarily in equity securities of small, U.S.-based companies which are characterized as "growth" companies. The portfolio may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter.


The portfolio manager seeks investment opportunities for the portfolio in companies with fundamental strengths that indicate the potential for growth in earnings per share. The portfolio manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

The portfolio may invest up to 30% of its assets in foreign securities. The portfolio may invest in securities of larger issuers if the portfolio manager believes these securities offer attractive opportunities for capital appreciation. The portfolio also may invest in investment grade debt securities of domestic or foreign issuers that the portfolio manager believes -- based on market conditions, the financial condition of the issuer, general economic conditions, and other relevant factors -- offer opportunities for capital appreciation.

Concepts to understand

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.


SMALL COMPANIES: generally, new and often entrepreneurial companies with market capitalizations of less than $2.2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow. Small companies tend to grow faster than large-cap companies, but frequently are more volatile, are more vulnerable to major setbacks, and have a higher failure rate than large companies.


EQUITY SECURITIES: common stocks, preferred stocks and convertible securities. The portfolio may invest in preferred stocks and convertible securities rated at the time of purchase at least B by a credit rating agency or the unrated equivalent as determined by the portfolio's sub-adviser.

                                                                   The Portfolio

[Page 1]


MAIN RISKS

The portfolio' s principal risks are discussed below. The value of a shareholder' s investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* SMALLER COMPANY RISK. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the portfolio' s ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the portfolio' s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* GROWTH STOCK RISK. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

* FOREIGN INVESTMENT RISK. To the extent the portfolio invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) . The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the porfolio's other investments.

[Page 2]

* IPO RISK. The portfolio may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

                                                                   The Portfolio

[Page 3]


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of each of the portfolio's share classes to that of the Russell 2000 Index, a widely recognized, unmanaged small-cap index. Performance for the portfolio' s Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES


                                                              -13.02  -18.52
   92      93      94      95      96      97      98      99     00      01



BEST QUARTER:                    Q1 '00                     +25.20%

WORST QUARTER:                   Q3 '01                     -26.97%
--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01

                                                          Since
                                                        inception
                                                        of portfolio
                              1 Year                    (12/15/99)
--------------------------------------------------------------------------------

INITIAL SHARES                -18.52%                    -11.00%

SERVICE SHARES                -18.77%                    -11.13%

RUSSELL 2000 INDEX              2.49%                     4.97%*


* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]



EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

--------------------------------------------------------------------------------

Fee table

                                                    Initial        Service
                                                    shares          shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                      0.90%           0.90%

Rule 12b-1 fee                                        none           0.25%


Other expenses                                       0.60%           0.62%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                   1.50%           1.77%

Fee waiver and/or expense
reimbursement                                          --           (0.27%)
--------------------------------------------------------------------------------


NET OPERATING EXPENSES*                              1.50%           1.50%


* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2002, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.50%. FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, DREYFUS FURTHER REIMBURSED THE PORTFOLIO FOR OTHER EXPENSES SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR INITIAL SHARES AND SERVICE SHARES WERE 1.39% AND 1.49%, RESPECTIVELY, INSTEAD OF 1.50%. THIS ADDITIONAL EXPENSE REIMBURSEMENT WAS VOLUNTARY.


--------------------------------------------------------------------------------

Expense example

                                             1 Year                  3 Years              5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                               $153                    $474                 $818                    $1,791

SERVICE SHARES                               $153                    $531                 $934                    $2,062

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year number and the first year of the three-, five- and ten-year numbers are based on net operating expenses, which reflects the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.79% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its growth specialist affiliate, Founders Asset Management LLC, to serve as the portfolio's sub-investment adviser. Founders, located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938. As of December 31, 2001, Founders managed mutual funds and other client accounts having aggregate assets of approximately $4.2 billion.

The portfolio' s primary portfolio manager is Robert T. Ammann, C.F.A. He has been the portfolio's primary portfolio manager since the portfolio's inception and has been employed by Founders since 1993. He is a vice president of investments at Founders.



The portfolio, Dreyfus, Founders and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus and Founders codes of ethics restrict the personal securities transactions of their employees, and require portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Each code's primary purpose is to ensure that personal trading by Dreyfus or Founders employees does not disadvantage any Dreyfus- or Founders-managed fund.


Performance Information for Public Fund and Portfolio

The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Founders, the Dreyfus Founders Discovery Fund (the "Public Fund"). The portfolio currently has the same primary portfolio manager as the Public Fund. The first table on page 7 shows average annual total return information for the Public Fund's Class F shares and for the Russell 2000 Index and the Russell 2000 Growth Index. The index information is provided to represent the investment environment existing at the time periods shown. Each index is unmanaged and an investor may not invest directly in either index. The second table shows average annual total return information for the portfolio's Initial shares and for the Russell 2000 Index and the Russell 2000 Growth Index. Investors should not consider this performance data as an indication of the future performance of the portfolio or the Public Fund.


[Page 6]


The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund' s Class F shares total annual operating expenses, after fee waiver and expense reimbursement, if any, for the year ended December 31, 2001 were 1.25% of its average daily net assets.

The performance figures for the Public Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Moreover, part of the historical performance for the Public Fund is due to the purchase of securities sold in IPOs. There is no guarantee that investments in IPOs, if any, will continue to have a similar impact on performance. Performance information for the Public Fund and the portfolio reflects the reinvestment of dividends and other distributions.

Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor' s shares, when redeemed, may be worth more or less than their original cost. To obtain a prospectus containing more information about the Public Fund, call the number or write to the address on the back cover


PUBLIC FUND


Historical performance information for the Public Fund and for the Russell 2000 Index and the Russell 2000 Growth Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, is as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                              1 Year                         5 Years                      10 Years
------------------------------------------------------------------------------------------------------------------------------------


FOUNDERS DISCOVERY
FUND -- CLASS F*                              -17.81%                          13.41%                      13.39%

RUSSELL 2000
INDEX**                                         2.49%                           7.52%                      11.51%

RUSSELL 2000
GROWTH INDEX***                                 -9.23%                          2.87%                       7.19%


PORTFOLIO


Average annual total returns for the portfolio's Initial shares and for the Russell 2000 Index and the Russell 2000 Growth Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, are as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                               Since
                                                             inception
                                                1 Year       (12/15/99)
--------------------------------------------------------------------------------


FOUNDERS DISCOVERY PORTFOLIO --
INITIAL SHARES                                  -18.52%        -11.00%

RUSSELL 2000 INDEX**                              2.49%          4.97%((+))

RUSSELL 2000 GROWTH INDEX***                     -9.23%         -8.65%((+))
--------------------------------------------------------------------------------


*     CLASS F SHARES ARE GENERALLY CLOSED TO NEW INVESTORS.

** THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED, UNMANAGED SMALL-CAP INDEX COMPRISED OF THE COMMON STOCKS OF THE 2,000 U.S. PUBLIC COMPANIES NEXT IN SIZE AFTER THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES. ALL PERFORMANCE FIGURES REFLECT THE REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS.

*** THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

((+)) FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 11/30/99 IS USED AS
      THE BEGINNING VALUE ON 12/15/99.

                                                                   The Portfolio

[Page 7]

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

                                                                                                    YEAR ENDED DECEMBER 31,

 INITIAL SHARES                                                                                2001         2000        1999(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                           12.04        13.89       12.50

 Investment operations:  Investment income (loss) -- net                                     (.08)(2)     (.08)(2)         .01

                         Net realized and unrealized gain (loss) on investments                (2.15)       (1.71)        1.38

 Total from investment operations                                                              (2.23)       (1.79)        1.39

 Distributions:          Dividends from investment income -- net                                   --        (.01)          --

                         Dividends from net realized gain on investments                           --        (.05)          --

 Total distributions                                                                               --        (.06)          --

 Net asset value, end of period                                                                  9.81        12.04       13.89

 Total return (%)                                                                             (18.52)      (13.02)     11.12(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                     1.39         1.41       .07(3)

 Ratio of net investment income (loss) to average net assets (%)                                (.77)        (.60)       .06(3)

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                         .11          .52      1.45(3)

 Portfolio turnover rate (%)                                                                   106.00       123.96      7.49(3)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                         14,755       13,960       2,223

(1)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

[Page 8]

                                                                                                        YEAR ENDED DECEMBER 31,

SERVICE SHARES                                                                                          2001              2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    12.04              12.04

 Investment operations:  Investment income (loss) -- net                                              (.09)(2)               --

                         Net realized and unrealized gain (loss) on investments                         (2.17)               --

 Total from investment operations                                                                       (2.26)               --

 Net asset value, end of period                                                                           9.78            12.04

 Total return (%)                                                                                      (18.77)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.49                --

Ratio of net investment income (loss) to average net assets (%)                                         (1.02)               --

Decrease reflected in above expense ratios due to actions by Dreyfus (%)                                  .28                --

Portfolio turnover rate (%)                                                                            106.00            123.96
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                   2,599                 1

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


                                                                   The Portfolio

[Page 9]


                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.


THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: FOUNDERS DISCOVERY PORTFOLIO/SHARE CLASS), for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) and account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH SHARE CLASS WILL GENERATE a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

[Page 10]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information

[Page 11]

NOTES
[Page]

NOTES
[Page]
                                                           For More Information

Dreyfus Investment Portfolios
Founders Discovery Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  193P0502

Dreyfus Investment Portfolios

Founders Growth Portfolio

Seeks long-term capital growth by investing in stocks of growth companies


PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                      Founders Growth Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      9

Account Information

--------------------------------------------------------------------------------

Account Policies                                                         11

Distributions and Taxes                                                  11

Exchange Privilege                                                       12


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH

The portfolio seeks long-term growth of capital. To pursue this goal, the portfolio invests primarily in equity securities of well-established, high quality "growth" companies. These companies tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more.


The portfolio will seek investment opportunities, generally, in companies which the portfolio manager believes have fundamental strengths that indicate the potential for growth in earnings per share. The portfolio managers focus on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

The portfolio may invest up to 30% of its assets in foreign securities, and up to 25% of its assets in any one foreign country. The portfolio also may invest in investment grade debt securities of domestic or foreign issuers that the portfolio manager believes -- based on market conditions, the financial condition of the issuer, general economic conditions, and other relevant factors -- offer opportunities for capital growth.


Concepts to understand

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

EQUITY SECURITIES: common stocks, preferred stocks and convertible securities. The portfolio will invest in preferred stocks and convertible securities that are rated at the time of purchase at least B by a credit rating agency or the unrated equivalent as determined by the portfolio's sub-adviser.

                                                                   The Portfolio

[Page 1]


MAIN RISKS

The portfolio' s principal risks are discussed below. The value of a shareholder' s investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* GROWTH STOCK RISK. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

* FOREIGN INVESTMENT RISK. To the extent the portfolio invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio' s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.

Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

[Page 2]

* IPO RISK. The portfolio may purchase securities of companies in initial public offerings ("IPOs"). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

[Page 3]
                                                                   The Portfolio

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of each of the portfolio's share classes to that of the Standard & Poor's 500/BARRA Growth Index ("S&P 500/BARRA Growth Index"), a broad measure of the performance of stocks in the S& P 500 Index with the highest price-to-book ratios. Performance for the portfolio' s Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES


                                                        39.01 -25.40  -20.03
   92      93      94      95      96      97      98      99     00      01



BEST QUARTER:                    Q4 '99                       +30.13%

WORST QUARTER:                   Q4 '00                       -23.68%
--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01

                                                        Since inception
                                                          of portfolio
                           1 Year                           (9/30/98)
-------------------------------------------------------------------------------

INITIAL SHARES             -20.03%                             1.65%

SERVICE SHARES             -20.16%                             1.60%

S&P 500 BARRA
GROWTH INDEX               -12.73%                             2.57%


Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]



EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

--------------------------------------------------------------------------------

Fee table

                                                    Initial        Service
                                                    shares         shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                      0.75%           0.75%

Rule 12b-1 fee                                        none           0.25%


Other expenses                                       0.34%           0.40%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                   1.09%           1.40%

Fee waiver and/or expense
reimbursement                                       (0.09%)         (0.40%)
--------------------------------------------------------------------------------


NET OPERATING EXPENSES*                              1.00%           1.00%


* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2002, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.00%. FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, DREYFUS FURTHER REIMBURSED THE PORTFOLIO FOR OTHER EXPENSES SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR INITIAL SHARES WERE 0.99% INSTEAD OF 1.00%. THIS ADDITIONAL EXPENSE REIMBURSEMENT WAS VOLUNTARY.


--------------------------------------------------------------------------------

Expense example

                                           1 Year                 3 Years                5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                              $102                 $338                  $592                   $1,321

SERVICE SHARES                              $102                 $404                  $728                   $1,645

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year number and the first year of the three-, five- and ten-year numbers are based on net operating expenses, which reflects the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.65% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its growth specialist affiliate, Founders Asset Management LLC, to serve as the portfolio's sub-investment adviser. Founders, located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938. As of December 31, 2001, Founders managed mutual funds and other client accounts having aggregate assets of approximately $4.2 billion.

John B. Jares is the portfolio' s primary portfolio manager. Mr. Jares, a chartered financial analyst, has been the portfolio's primary portfolio manager, and has been employed by Founders, since November 2001. Mr. Jares is a vice president of investments. Prior to joining Founders, Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from May 2000 to November 2001 and a vice president and portfolio manager at Berger LLC from May 1997 to February 2000. Mr. Jares was previously employed at Founders from February 1994 to May 1997 and held positions initially as a research analyst for large-cap equity securities and subsequently as a co-portfolio manager.


The portfolio, Dreyfus, Founders and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus and Founders codes of ethics restrict the personal securities transactions of their employees, and require portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Each code's primary purpose is to ensure that personal trading by Dreyfus or Founders employees does not disadvantage any Dreyfus- or Founders-managed fund.

[Page 6]

Performance Information for Public Fund and Portfolio


The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Founders, the Dreyfus Founders Growth Fund (the "Public Fund"). The portfolio currently has the same primary portfolio manager as the Public Fund. The first table on page 8 shows average annual total return information for the Public Fund's Class F shares and for the S&P 500 BARRA Growth Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Russell 1000 Growth Index. The index information is provided to represent the investment environment existing at the time periods shown. Each index is unmanaged and an investor may not invest directly in the index. The second table shows average annual total return information for the portfolio's Initial shares and the S&P 500 BARRA Growth Index, the S&P 500 Index and the Russell 1000 Growth Index. Investors should not consider this performance data as an indication of the future performance of the portfolio or the Public Fund.

The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund' s Class F shares total annual operating expenses, after fee waiver and expense reimbursement, if any, for the year ended December 31, 2001 were 1.31% of its average daily net assets.


The performance figures for the Public Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Public Fund and the portfolio reflects the reinvestment of dividends and other distributions.


Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor' s shares, when redeemed, may be worth more or less than their original cost. To obtain a prospectus containing more information about the Public Fund, call the number or write to the address on the back cover.



                                                                   The Portfolio

[Page 7]

MANAGEMENT (CONTINUED)


PUBLIC FUND

Historical performance information for the Public Fund and for the S&P 500 BARRA Growth Index, the S&P 500 Index and the Russell 1000 Growth Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, is as follows:

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                  1 Year                   5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS FOUNDERS GROWTH
FUND -- CLASS F*                                                  -24.95%                    3.75%                   9.95%

S&P 500 BARRA
GROWTH INDEX**                                                    -12.75%                   11.07%                  12.30%

S&P 500 INDEX***                                                  -11.87%                   10.68%                  12.92%

RUSSELL 1000
GROWTH INDEX((+))                                                 -20.42%                    8.27%                  10.79%


PORTFOLIO

Average annual total returns for the portfolio's Initial shares and for the S&P BARRA Growth Index, the S& P 500 Index and the Russell 1000 Growth Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, are as follows:

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                     Since
                                                                   inception
                                              1 Year               (9/30/98)
--------------------------------------------------------------------------------

FOUNDERS GROWTH
PORTFOLIO -- INITIAL SHARES                    -20.03%              1.65%

S&P 500 BARRA
GROWTH INDEX**                                 -12.75%              2.57%

S&P 500 INDEX***                               -11.87%              5.11%

RUSSELL 1000
GROWTH INDEX((+))                              -20.42%              1.27%
--------------------------------------------------------------------------------

*     CLASS F SHARES ARE GENERALLY CLOSED TO NEW INVESTORS.

** THE S& P BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THOSE STOCKS IN THE S& P 500 INDEX THAT HAVE HIGH PRICE-TO-BOOK RATIOS. ALL PERFORMANCE FIGURES REFLECT THE REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS.

*** THE S& P 500 INDEX IS A MARKET VALUE WEIGHTED, UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD MARKET.

((+)) THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX THAT MEASURES THE
      PERFORMANCE OF THE COMMON STOCKS OF THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

[Page 8]


FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

                                                                                               YEAR ENDED DECEMBER 31,
 INITIAL SHARES                                                                    2001          2000          1999       1998(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                               14.73        19.87         15.90        12.50

 Investment operations:  Investment income (loss) -- net                           .01(2)        .02(2)     (.02)(2)          .01

                         Net realized and unrealized gain (loss) on investments    (2.96)       (5.03)          5.79         3.39

 Total from investment operations                                                  (2.95)       (5.01)          5.77         3.40

 Distributions:          Dividends from investment income -- net                    (.01)           --         (.01)           --

                        Dividends from net realized gain

                         on investments                                                --        (.13)        (1.79)           --

 Total distributions                                                                (.01)        (.13)        (1.80)           --

 Net asset value, end of period                                                     11.77        14.73         19.87        15.90

 Total return (%)                                                                 (20.03)      (25.40)         39.01        27.20(3)

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                          .99          .97          1.00          .25(3)

 Ratio of net investment income (loss) to average net assets (%)                      .08          .11         (.11)          .05(3)

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)             .10          .11          1.33          .31(3)

 Portfolio turnover rate (%)                                                       180.84       171.96        115.08        75.65(3)

------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                             25,607       28,583         7,485        2,544

(1)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

                                                                   The Portfolio

[Page 9]

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                         PERIOD ENDED DECEMBER 31,

SERVICE SHARES                                                                                          2001             2000(1)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    14.73             14.73

 Investment operations:  Investment income (loss) -- net                                            (.00)(2,3)               --

                         Net realized and unrealized gain (loss) on investments                         (2.96)               --

 Total from investment operations                                                                       (2.96)               --

 Distributions:          Dividends from investment income -- net                                         (.01)               --

 Net asset value, end of period                                                                          11.76            14.73

 Total return (%)                                                                                      (20.16)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.00                --

Ratio of net investment income (loss) to average net assets (%)                                          (.01)               --

Decrease reflected in above expense ratios due to actions by Dreyfus (%)                                  .40                --

Portfolio turnover rate (%)                                                                            180.84             171.96
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                   4,147               --(4)

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2)  AMOUNT REPRESENTS LESS THAN ($.01) PER SHARE.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  AMOUNT REPRESENTS LESS THAN $1,000.


[Page 10]
                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.


THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: FOUNDERS GROWTH PORTFOLIO/SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH SHARE CLASS WILL GENERATE a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

                                                            Account Information

[Page 11]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


[Page 12]

NOTES
[Page]
                                                           For More Information

Dreyfus Investment Portfolios
Founders Growth Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report


Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.


Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  176P0502

Dreyfus Investment Portfolios

Founders International Equity Portfolio

Seeks long-term capital growth by

investing in stocks of foreign growth companies


PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                        Founders International Equity Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      8

Account Information

--------------------------------------------------------------------------------

Account Policies                                                         10

Distributions and Taxes                                                  10

Exchange Privilege                                                       11


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH


The portfolio seeks long-term growth of capital. To pursue this goal, the portfolio normally invests at least 80% of its assets in the equity securities of foreign companies. The portfolio focuses on equity securities of foreign companies that are characterized as "growth" companies. The portfolio may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter.


The portfolio will seek investment opportunities, generally, in companies which the portfolio manager believes have fundamental strengths that indicate the potential for growth in earnings per share. The portfolio manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

The portfolio will invest primarily in foreign issuers from at least three foreign countries with established or emerging economies, but will not invest more than 50% of its assets in issuers in any one foreign country. Although the portfolio intends to invest substantially all of its assets in issuers located outside the United States, at times it may invest in U.S.-based companies. The portfolio also may invest in investment grade debt securities of foreign issuers that the portfolio manager believes -- based on market conditions, the financial condition of the issuer, general economic conditions, and other relevant factors -- offer opportunities for capital growth.

Concepts to understand

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

EQUITY SECURITIES: common stocks, preferred stocks and convertible securities. The portfolio will invest in preferred stocks and convertible securities that are rated at the time of purchase at least B by a credit rating agency or the unrated equivalent as determined by the portfolio's sub-adviser.

                                                                   The Portfolio

[Page 1]


MAIN RISKS

The portfolio's principal risks are discussed below. The value of a shareholder's investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. The portfolio' s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

* EMERGING MARKET RISK. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

* GROWTH STOCK RISK. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) . The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the porfolio's other investments.

[Page 2]

* IPO RISK. The portfolio may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

                                                                   The Portfolio

[Page 3]

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of each of the portfolio's share classes to that of the Morgan Stanley Capital International (MSCI) World (ex U.S.) Index, a broad measure of international stock performance. Performance for the portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

INITIAL SHARES


                                                        60.69 -17.41  -29.56
   92      93      94      95      96      97      98      99     00      01


BEST QUARTER:                    Q4 '99                       +40.36%


WORST QUARTER:                   Q1 '01                       -19.27%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                   Since
                                                                 inception
                                                                of portfolio
                             1 Year                              (9/30/98)
-------------------------------------------------------------------------------

INITIAL SHARES              -29.56%                                 2.21%

SERVICE SHARES              -29.50%                                 2.24%

MSCI WORLD
(EX U.S.) INDEX             -21.40%                                 1.49%


Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]



EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

--------------------------------------------------------------------------------

Fee table

                                                    Initial         Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                      1.00%           1.00%

Rule 12b-1 fee                                        none           0.25%


Other expenses                                       1.22%           1.30%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                   2.22%           2.55%

Fee waiver and/or expense
reimbursement                                       (0.72%)         (1.05%)
--------------------------------------------------------------------------------


NET OPERATING EXPENSES*                              1.50%           1.50%


* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2002, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.50%.


--------------------------------------------------------------------------------

Expense example

                                           1 Year                3 Years                5 Years           10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                              $153                 $625                   $1,124              $2,498

SERVICE SHARES                              $153                 $693                   $1,261              $2,807

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year number and the first year of the three-, five- and ten-year numbers are based on net operating expenses, which reflects the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as the principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.28% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its growth specialist affiliate, Founders Asset Management LLC, to serve as the portfolio's sub-investment adviser. Founders, located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938. As of December 31, 2001, Founders managed mutual funds and other client accounts having aggregate assets of approximately $4.2 billion.

The portfolio's primary portfolio manager is Douglas A. Loeffler, C.F.A. He has been the portfolio's primary portfolio manager since the portfolio's inception and has been employed by Founders since 1995. He is a vice president of investments at Founders.



The portfolio, Dreyfus, Founders and Dreyfus Service Corporation (the portfolio's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus and Founders codes of ethics restrict the personal securities transactions of their employees, and require portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Each code's primary purpose is to ensure that personal trading by Dreyfus or Founders employees does not disadvantage any Dreyfus- or Founders-managed fund.


Performance Information for Public Fund and Portfolio

The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Founders, the Dreyfus Founders International Equity Fund (the "Public Fund"). The portfolio currently has the same primary portfolio manager as the Public Fund. The first table on page 7 shows average annual total return information for the Public Fund's Class F shares and for the MSCI World (ex U.S.) Index, the benchmark index of the portfolio and the Public Fund. The index information is provided to represent the investment environment existing at the time periods shown. The index is unmanaged and an investor may not invest directly in the index. The second table shows average annual total return information for the portfolio's Initial shares and the MSCI World (ex U.S.) Index. Investors should not consider this performance data as an indication of the future performance of the portfolio or the Public Fund.


[Page 6]


The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund' s Class F shares total annual operating expenses, after fee waiver and expense reimbursement, if any, for the year ended December 31, 2001 were 1.55% of its average daily net assets.

The performance figures for the Public Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Moreover, part of the historical performance for the Public Fund and portfolio is due to the purchase of securities sold in IPOs, which, if purchased in the future may not have a similar impact on performance. Performance information for the Public Fund and the portfolio reflects the reinvestment of dividends and other distributions.

Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor' s shares, when redeemed, may be worth more or less than their original cost. To obtain a prospectus containing more information about the Public Fund, call the number or write to the address on the back cover.


PUBLIC FUND


Historical performance information for the Public Fund's Class F shares and for the MSCI World (ex U.S.) Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, is as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                                                                        Since
                                                                                                      inception
                                                  1 Year                    5 Years                   (12/29/95)
------------------------------------------------------------------------------------------------------------------------------------


DREYFUS FOUNDERS
INTERNATIONAL EQUITY
FUND -- CLASS F*                                  -30.35%                    4.34%                       6.59%

MSCI WORLD
(EX U.S.) INDEX**                                 -21.40%                    1.13%                      13.07%***



PORTFOLIO


Average annual total returns for the portfolio's Initial shares and for the MSCI World (ex U.S.) Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, are as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                                  Since
                                                                inception
                                            1 Year              (9/30/98)
--------------------------------------------------------------------------------


FOUNDERS INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL SHARES                -29.56%                2.21%

MSCI WORLD
(EX U.S.) INDEX**                          -21.40%                1.49%
--------------------------------------------------------------------------------


*     CLASS F SHARES ARE GENERALLY CLOSED TO NEW INVESTORS.

** THE MSCI WORLD (EX U.S.) INDEX IS AN ARITHMETICAL AVERAGE OF THE PERFORMANCE OF OVER 1,000 SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. TOTAL RETURN FIGURES FOR THE INDEX ASSUME CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AFTER DEDUCTION OF LOCAL TAXES, BUT DO NOT DEDUCT ANY FEES OR EXPENSES WHICH ARE CHARGED TO THE PUBLIC FUND AND THE PORTFOLIO.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/95 IS USED AS THE BEGINNING VALUE ON 12/29/95.

                                                                   The Portfolio

[Page 7]


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

                                                                                                     YEAR ENDED DECEMBER 31,

 INITIAL SHARES                                                                           2001       2000      1999      1998(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                     17.00     21.65      14.36      12.50

 Investment operations:  Investment income (loss) -- net                               (.02)(2)     .00(2,3)  (.02)(2)    (.01)

                         Net realized and unrealized gain (loss) on investments          (5.00)    (3.55)       8.73       1.87

 Total from investment operations                                                        (5.02)    (3.55)       8.71       1.86

 Distributions:          Dividends from investment income -- net                          (.01)       --         --         --

                         Dividends from net realized gain on investments                     --    (1.10)     (1.42)         --

 Total distributions                                                                      (.01)    (1.10)     (1.42)         --

 Net asset value, end of period                                                           11.97     17.00      21.65      14.36

 Total return (%)                                                                       (29.56)   (17.41)      60.69    14.88(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                               1.50      1.50       1.50      .38(4)

 Ratio of net investment income (loss) to average net assets (%)                          (.13)       .02      (.11)   (.08)(4)

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                   .72       .57       2.27      .81(4)

 Portfolio turnover rate (%)                                                             201.61    171.34     190.80    29.25(4)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                    9,099    11,888      4,608      2,297

(1)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  NOT ANNUALIZED.

[Page 8]

                                                                                                          YEAR ENDED DECEMBER 31,

SERVICE SHARES                                                                                          2001              2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    17.00             17.00

 Investment operations:  Investment income (loss) -- net                                              (.06)(2)               --

                         Net realized and unrealized gain (loss) on investments                         (4.95)               --

 Total from investment operations                                                                       (5.01)               --

 Distributions:          Dividends from investment income -- net                                         (.01)               --

 Net asset value, end of period                                                                          11.98            17.00

 Total return (%)                                                                                      (29.50)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.50                --

Ratio of net investment (loss) to average net assets (%)                                                 (.46)               --

Decrease reflected in above expense ratios due to actions by Dreyfus (%)                                 1.05                --

Portfolio turnover rate (%)                                                                            201.61            171.34
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                   1,504                 1

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


                                                                   The Portfolio

[Page 9]

                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

Portfolio shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.


The price for portfolio shares is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


Wire purchase payments may be made if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/Dreyfus Investment Portfolios: Founders International Equity Portfolio/share class), for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) , account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees. Foreign securities held by the portfolio may trade on days when the portfolio does not calculate its NAV and thus affect the portfolio's NAV on days when investors have no access to the portfolio.

DISTRIBUTIONS AND TAXES

The portfolio usually pays dividends from its net investment income and distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

[Page 10]


EXCHANGE PRIVILEGE


Shareholders can exchange shares of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information

[Page 11]

NOTES
[Page]

NOTES
[Page]
                                                           For More Information

Dreyfus Investment Portfolios
Founders International Equity Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  177P0502

Dreyfus Investment Portfolios

Founders Passport Portfolio

Seeks capital appreciation by investing in stocks of smaller foreign growth companies


PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                    Founders Passport Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      8

Account Information

--------------------------------------------------------------------------------

Account Policies                                                         10

Distributions and Taxes                                                  10

Exchange Privilege                                                       11


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]


GOAL/APPROACH


The portfolio seeks capital appreciation. To pursue this goal, the portfolio normally invests at least 65% of its assets in the equity securities of foreign small-cap companies. The portfolio focuses on equity securities of foreign companies that are characterized as "growth" companies. The portfolio may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter.


The portfolio seeks investment opportunities, generally, in companies which the portfolio manager believes have fundamental strengths that indicate the potential for growth in earnings per share. The portfolio manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

The portfolio will invest primarily in foreign issuers from at least three foreign countries with established or emerging economies. The portfolio may invest in securities of larger foreign issuers or in U.S. issuers, if the portfolio manager believes these securities offer attractive opportunities for capital appreciation.

The portfolio also may invest in investment grade debt securities of domestic or foreign issuers that the portfolio manager believes -- based on market conditions, the financial condition of the issuer, general economic conditions, and other relevant factors -- offer opportunities for capital appreciation.

Concepts to understand


FOREIGN SMALL-CAP COMPANIES: generally those foreign companies with market capitalizations of less than $1.5 billion at the time of purchase. The portfolio may continue to hold the securities as their market capitalizations grow.


GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

EQUITY SECURITIES: common stocks, preferred stocks and convertible securities. The portfolio will invest in preferred stocks and convertible securities that are rated at the time of purchase at least B by a credit rating agency or the unrated equivalent as determined by the portfolio's sub-adviser.

                                                                   The Portfolio

[Page 1]


MAIN RISKS

The portfolio' s principal risks are discussed below. The value of a shareholder' s investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. The portfolio' s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

* EMERGING MARKET RISK. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

* SMALLER COMPANY RISK. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the portfolio' s ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the portfolio' s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* GROWTH STOCK RISK. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

[Page 2]

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) . The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the porfolio's other investments.

* IPO RISK. The portfolio may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

                                                                   The Portfolio

[Page 3]

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of each of the portfolio's share classes to that of the Morgan Stanley Capital International (MSCI) World (ex U.S.) Index, a broad measure of international stock performance. Performance for the portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES


                                                        76.05 -25.76  -30.66
   92      93      94      95      96      97      98      99     00      01


BEST QUARTER:                    Q4 '99                           +53.13%


WORST QUARTER:                   Q3 '01                           -20.97%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                              Since inception
                                                               of portfolio
                                        1 Year                   (9/30/98)
--------------------------------------------------------------------------------

INITIAL SHARES                          -30.66%                    1.49%

SERVICE SHARES                          -30.66%                    1.49%

MSCI WORLD (EX U.S.)
INDEX                                   -21.40%                    1.49%


Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]



EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

--------------------------------------------------------------------------------

Fee table

                                                    Initial       Service
                                                    shares         shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                     1.00%           1.00%

Rule 12b-1 fee                                       none           0.25%


Other expenses                                      2.51%           2.81%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                  3.51%           4.06%

Fee waiver and/or expense
reimbursement                                      (2.01%)         (2.56%)
--------------------------------------------------------------------------------


NET OPERATING EXPENSES*                             1.50%           1.50%


* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2002, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.50%.


--------------------------------------------------------------------------------

Expense example

                                          1 Year                 3 Years                5 Years           10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                             $153                 $890                    $1,650             $3,650

SERVICE SHARES                             $153                 $1,001                  $1,865             $4,098

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year number and the first year of the three-, five- and ten-year numbers are based on net operating expenses, which reflects the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio did not pay Dreyfus a management fee as a result of a fee waiver/expense reimbursement in effect. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its growth specialist affiliate, Founders Asset Management LLC, to serve as the portfolio's sub-investment adviser. Founders, located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938. As of December 31, 2001, Founders managed mutual funds and other client accounts having aggregate assets of approximately $4.2 billion.

The portfolio's primary portfolio manager is Tracy P. Stouffer. She has been the portfolio' s primary portfolio manager, and has been employed by Founders, since July 1999. Prior to joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999.



The portfolio, Dreyfus, Founders and Dreyfus Service Corporation (the portfolio's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus and Founders codes of ethics restrict the personal securities transactions of their employees, and require portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Each code's primary purpose is to ensure that personal trading by Dreyfus or Founders employees does not disadvantage any Dreyfus- or Founders-managed fund.


Performance Information for Public Fund and Portfolio

The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Founders, the Dreyfus Founders Passport Fund (the "Public Fund"). The portfolio currently has the same primary portfolio manager as the Public Fund. The first table on page 7 shows average annual total return information for the Public Fund's Class F shares and for the MSCI World (ex U.S.) Index, the benchmark index of the portfolio and the Public Fund. The index information is provided to represent the investment environment existing at the time periods shown. The index is unmanaged and an investor may not invest directly in the index. The second table shows average annual total return information for the portfolio' s Initial shares and the MSCI World (ex U.S.) Index. Investors should not consider this performance data as an indication of the future performance of the portfolio or the Public Fund.


[Page 6]



The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund' s Class F shares total annual operating expenses, after fee waiver and expense reimbursement, if any, for the year ended December 31, 2001 were 1.92% of its average daily net assets.

The performance figures for the Public Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Moreover, part of the historical performance for the Public Fund and portfolio is due to the purchase of securities sold in IPOs, which, if purchased in the future may not have a similar impact on performance. Performance information for the Public Fund and the portfolio reflects the reinvestment of dividends and other distributions.

Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor' s shares, when redeemed, may be worth more or less than their original cost. To obtain a prospectus containing more information about the Public Fund, call the number or write to the address on the back cover.


PUBLIC FUND


Historical performance information for the Public Fund's Class F shares and for the MSCI World (ex U.S.) Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, is as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                                                                   Since
                                                                                                 inception
                                                1 Year                 5 Years                   (11/16/93)
------------------------------------------------------------------------------------------------------------------------------------


DREYFUS FOUNDERS
PASSPORT FUND --CLASS F*                        -31.76%                  0.59%                     4.70%

MSCI WORLD
(EX U.S.) INDEX**                               -21.40%                  1.13%                     4.60%***




PORTFOLIO


Average annual total returns for the portfolio's Initial shares and for the MSCI World (ex U.S.) Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, are as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                                  Since
                                                                inception
                                              1 Year            (9/30/98)
--------------------------------------------------------------------------------


FOUNDERS PASSPORT
PORTFOLIO -- INITIAL SHARES                   -30.66%             1.49%

MSCI WORLD (EX U.S.) INDEX**                  -21.40%             1.49%
--------------------------------------------------------------------------------


*     CLASS F SHARES ARE GENERALLY CLOSED TO NEW INVESTORS.

** THE MSCI WORLD (EX U.S.) INDEX IS AN ARITHMETICAL AVERAGE OF THE PERFORMANCE OF OVER 1,000 SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. TOTAL RETURN FIGURES FOR THE INDEX ASSUME CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AFTER DEDUCTION OF LOCAL TAXES, BUT DO NOT DEDUCT ANY FEES OR EXPENSES WHICH ARE CHARGED TO THE PUBLIC FUND AND THE PORTFOLIO.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/93 IS USED AS THE BEGINNING VALUE ON 11/16/93.

                                                                   The Portfolio

[Page 7]


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

                                                                                              YEAR ENDED DECEMBER 31,

 INITIAL SHARES                                                                 2001        2000         1999        1998(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           16.99       23.82       14.46        12.50

 Investment operations:  Investment income (loss) -- net                        .03(2)   (.11)(2)       (.10)       .00(3)

                           Net realized and unrealized

                         gain (loss) on investments                            (5.24)      (5.61)       11.04         1.97

 Total from investment operations                                              (5.21)      (5.72)       10.94         1.97

 Distributions:          Dividends from investment

                         income -- net                                             --          --          --     (.00)(3)

                           Dividends from net realized

                         gain on investments                                       --      (1.11)      (1.58)        (.01)

 Total distributions                                                               --      (1.11)      (1.58)        (.01)

 Net asset value, end of period                                                 11.78       16.99       23.82        14.46

 Total return (%)                                                             (30.66)     (25.76)       76.05      15.79(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.50        1.50        1.50        .38(4)

 Ratio of net investment income (loss) to average net assets (%)                  .24       (.47)       (.60)        .02(4)

 Decreases reflected in above expense ratios due to actions by Dreyfus (%)       2.01        2.09        2.14        .30(4)

 Portfolio turnover rate (%)                                                   729.40      493.10      319.31       3.98(4)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         16,487      26,281      14,836        5,788

(1)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  NOT ANNUALIZED.

[Page 8]

                                                                                                        YEAR ENDED DECEMBER 31,

SERVICE SHARES                                                                                          2001            2000(1)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    16.99             16.99

 Investment operations:  Investment (loss)                                                            (.01)(2)               --

                         Net realized and unrealized gain (loss) on investments                         (5.20)               --

 Total from investment operations                                                                       (5.21)               --

 Net asset value, end of period                                                                          11.78            16.99

 Total return (%)                                                                                      (30.66)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.50                --

Ratio of investment (loss) to average net assets (%)                                                     (.12)               --

Decrease reflected in above expense ratios due to actions by Dreyfus (%)                                 2.56                --

Portfolio turnover rate (%)                                                                            729.40             493.10
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                     757                  1

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


                                                                   The Portfolio

[Page 9]
                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.


THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: FOUNDERS PASSPORT PORTFOLIO/SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees. Foreign securities held by the portfolio may trade on days when the portfolio does not calculate its NAV and thus affect the portfolio's NAV on days when investors have no access to the portfolio.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH SHARE CLASS WILL GENERATE a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

[Page 10]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


[Page 11]
                                                            Account Information

NOTES
[Page]

NOTES
[Page]

                                                           For More Information

Dreyfus Investment Portfolios
Founders Passport Portfolio
---------------------------------------
SEC file number: 811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  178P0502

Dreyfus Investment Portfolios

Japan Portfolio

Seeks long-term capital growth by investing in stocks of Japanese companies


PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                                 Japan Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      8

Account Information

--------------------------------------------------------------------------------

Account Policies                                                         10

Distributions and Taxes                                                  10

Exchange Privilege                                                       11


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH


The portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests at least 80% of its assets in stocks of Japanese companies. Generally, the portfolio invests at least 60% of its assets in Japanese companies with market capitalizations of at least $1.5 billion at the time of investment. The portfolio' s investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings ("IPOs").


In choosing stocks, the portfolio manager identifies and forecasts: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals; and long-term trends in currency movements.

Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio manager generally sells securities when themes or strategies change or when the portfolio manager determines that a company's prospects have changed or that its stock is fully valued by the market.

Many of the securities in which the portfolio invests are denominated in yen. To protect the portfolio against potential depreciation of the yen versus the U.S. dollar, the portfolio manager may engage in currency hedging.

Concepts to understand

JAPANESE COMPANY: a company organized under the laws of Japan or for which the principal securities trading market is Japan; or a company, wherever organized, with a majority of its assets or business in Japan.


CURRENCY HEDGING: the value of the yen can fluctuate significantly relative to the U.S. dollar and potentially result in losses for investors. To help offset potential depreciation of the yen versus the U.S. dollar, the portfolio manager may employ certain techniques designed to reduce the portfolio's foreign currency exposure. Generally, this involves buying options, futures, or forward contracts for the foreign currency.


                                                                   The Portfolio

[Page 1]


MAIN RISKS

The portfolio' s principal risks are discussed below. The value of a shareholder' s investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. The portfolio's performance will be influenced by political, social and economic factors affecting investments in Japanese companies. Special risks associated with investments in Japanese companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The portfolio' s investments denominated in yen are subject to the risk that the yen will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the yen. While investments in all foreign countries are subject to these types of risks, the portfolio' s concentration in Japanese securities could cause the portfolio's performance to be more volatile than that of more geographically diversified funds.

* SMALLER COMPANY RISK. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the portfolio's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the portfolio's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the portfolio's gains or losses.

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio' s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.

[Page 2]

* SHORT SALE RISK. The portfolio may make short sales, which involve selling a security it does not own in anticipation that the security's price will decline. Short sales expose the portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio.

* IPO RISK. The portfolio may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

                                                                   The Portfolio

[Page 3]


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of each of the portfolio's share classes to that of the Morgan Stanley Capital International (MSCI) Japan Index, a capitalization-weighted index of stocks of Japanese companies. Performance for the portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES


                                                               -8.92  -27.90
   92      93      94      95      96      97      98      99     00      01



BEST QUARTER:                    Q1 '00                     +33.57%


WORST QUARTER:                   Q3 '01                     -15.32%
--------------------------------------------------------------------------------

Average annual total returns AS OF 12/31/01

                                                           Since inception
                                                            of portfolio
                                         1 Year              (12/15/99)
--------------------------------------------------------------------------------

INITIAL SHARES                           -27.90%                -17.50%

SERVICE SHARES                           -27.90%                -17.50%

MSCI JAPAN INDEX                         -29.40%                -25.69%*


* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]



EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

--------------------------------------------------------------------------------

Fee table

                                                    Initial          Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                       1.00%           1.00%

Rule 12b-1 fee                                         none           0.25%


Other expenses                                        3.38%           3.54%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                    4.38%           4.79%

Fee waiver and/or expense
reimbursement                                       (2.88%)         (3.29%)
--------------------------------------------------------------------------------


NET OPERATING EXPENSES*                               1.50%           1.50%


* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2002, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.50%.


--------------------------------------------------------------------------------

Expense example

                                             1 Year                  3 Years            5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                                $153                  $1,065              $1,989                   $4,348

SERVICE SHARES                                $153                 $1,146               $2,144                   $4,657

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year number and the first year of the three-, five- and ten-year numbers are based on net operating expenses, which reflects the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio did not pay Dreyfus a management fee as a result of a fee waiver/expense reimbursement in effect. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its affiliate, Newton Capital Management Limited, to serve as the portfolio's sub-investment adviser. Newton, located at 71 Queen Victoria Street, London, EC4V 4DR, England, was formed in 1977 and, as of December 31, 2001, together with its parent and its parent' s subsidiaries, managed approximately $30 billion in discretionary separate accounts and other investment accounts.

The portfolio' s primary portfolio manager is Miki Sugimoto. She has been the portfolio' s primary portfolio manager since the portfolio's inception and has been employed by Newton since 1995.


The portfolio, Dreyfus, Newton and Dreyfus Service Corporation (the portfolio's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

[Page 6]

Performance Information for Investment Accounts and Portfolio


The portfolio has a substantially similar investment objective and follows substantially similar investment policies and strategies as two investment accounts advised by Newton, the Newton Japan Fund and MGF Mellon Japan Equity Portfolio (formerly, Newton Universal Growth Funds (UGF) Japanese Equity Fund) (collectively, the "Investment Accounts"). The portfolio currently has the same portfolio managers as the Investment Accounts. The first table at right shows composite average annual total return information for the Investment Accounts and for the MSCI Japan Index, the benchmark index of the portfolio and the Investment Accounts. The index information is provided to represent the investment environment existing at the time periods shown. The index is unmanaged and an investor may not invest directly in the index. The second table shows average annual total return information for the portfolio's Initial shares and for the MSCI Japan Index. Investors should not consider this performance data as an indication of the future performance of the portfolio or the Investment Accounts.


The performance figures for the Investment Accounts were calculated by Micropal on a "bid-bid" basis (i.e., the price at which an investor can sell its shares) with the accounts' gross income reinvested in U.S. dollars. The performance figures were then adjusted to reflect the deduction of the historical annual management fee paid by the Investment Accounts (1.5% of each Investment Account's net assets), and not those paid by the portfolio.

The performance figures for the Investment Accounts and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Moreover, the performance of the Investment Accounts could have been adversely affected by the imposition of certain regulatory requirements, restrictions and limitations if the accounts had been regulated as investment companies under the U.S. federal securities and tax laws. Additionally, although it is anticipated that the portfolio and the Investment Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Investment Accounts and the portfolio reflects the reinvestment of dividends and other distributions.

INVESTMENT ACCOUNTS


Historical performance information for the Investment Accounts and for the MSCI Japan Index for various periods ended December 31, 2001 is as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                                                                                    Since
                                                                  1 Year                   5 Years                 11/22/94*
------------------------------------------------------------------------------------------------------------------------------------


NEWTON JAPAN FUND                                                 -25.11%                   -3.57%                 -24.02%

MGF MELLON JAPAN
EQUITY PORTFOLIO                                                   -3.06%                   -4.32%                 -34.56%

MSCI JAPAN INDEX**                                                -29.40%                   -7.92%                 -34.58%


PORTFOLIO


Average annual total returns for the portfolio's Initial shares and for the MSCI Japan Index for various periods ended December 31, 2001, as calculated pursuant to SEC guidelines, are as follows:


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                                     Since
                                                                   inception
                                              1 Year              (12/15/99)
--------------------------------------------------------------------------------


JAPAN PORTFOLIO --
INITIAL SHARES                               -27.90%              -17.50%

MSCI JAPAN INDEX**                           -29.40%              -25.69%***


--------------------------------------------------------------------------------

* NEWTON BEGAN MANAGING THE INVESTMENT ACCOUNTS ON NOVEMBER 22, 1994. PRIOR THERETO, THE INVESTMENT ACCOUNTS WERE MANAGED BY CAPITAL HOUSE, LLC, A SUBSIDIARY OF THE ROYAL BANK OF SCOTLAND. PERFORMANCE FOR THE MSCI JAPAN INDEX IS CALCULATED FROM OCTOBER 31, 1994.

** THE MSCI JAPAN INDEX IS A CAPITALIZATION-WEIGHTED INDEX (ADJUSTED IN U.S. DOLLARS) OF COMPANIES IN JAPAN INTENDED TO REPLICATE THE INDUSTRY COMPOSITION OF THE LOCAL MARKET. THE CHOSEN LIST OF STOCKS INCLUDES A REPRESENTATIVE SAMPLING OF LARGE, MEDIUM AND SMALL-CAPITALIZATION WEIGHTED STOCKS, TAKING EACH STOCK' S LIQUIDITY INTO ACCOUNT. THE RETURNS OF THE INDEX ASSUME REINVESTMENT NET OF WITHHOLDING TAX AND, UNLIKE FUND RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

                                                                   The Portfolio

[Page 7]


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

YEAR ENDED DECEMBER 31,

 INITIAL SHARES                                                                                  2001        2000        1999(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                             11.22       12.84        12.50

 Investment operations:  Investment income (loss) -- net                                        (.07)(2)    (.08)(2)     .00(2,3)

                         Net realized and unrealized gain (loss) on investments                  (3.06)      (1.06)          .34

 Total from investment operations                                                                (3.13)      (1.14)          .34

 Distributions:          Dividends from investment income -- net                                     --       (.05)           --

                         Dividends from net realized gain on investments                             --       (.43)           --

 Total distributions                                                                                 --       (.48)           --

 Net asset value, end of period                                                                    8.09       11.22        12.84

 Total return (%)                                                                               (27.90)      (8.92)       2.64(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                       1.50        1.50        .07(4)

 Ratio of net investment income (loss) to average net assets (%)                                  (.74)       (.80)        .03(4)

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                          2.88        1.90       1.35(4)

 Portfolio turnover rate (%)                                                                     160.78      378.54           --
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                            1,701       2,254        2,054

(1)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  NOT ANNUALIZED.

[Page 8]

                                                                                                      YEAR ENDED DECEMBER 31,

SERVICE SHARES                                                                                          2001             2000(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    11.22             11.22

 Investment operations:  Investment (loss)                                                            (.07)(2)               --

                         Net realized and unrealized gain (loss) on investments                         (3.06)               --

 Total from investment operations                                                                       (3.13)               --

 Net asset value, end of period                                                                           8.09            11.22

 Total return (%)                                                                                      (27.90)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.50                 --

Ratio of investment (loss) to average net assets (%)                                                     (.78)                --

Decrease reflected in above expense ratios due to actions by Dreyfus (%)                                 3.29                 --

Portfolio turnover rate (%)                                                                            160.78             378.54
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                       6                  1

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


                                                                   The Portfolio

[Page 9]

                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

Portfolio shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.


The price for portfolio shares is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


Wire purchase payments may be made if the bank account of the participating insurance company is with a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/Dreyfus Investment Portfolios: Japan Portfolio/share class), for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) and account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees. Foreign securities held by the portfolio may trade on days when the portfolio does not calculate its NAV and thus affect the portfolio's NAV on days when investors have no access to the portfolio.

DISTRIBUTIONS AND TAXES

The portfolio usually pays dividends from its net investment income and distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

[Page 10]


EXCHANGE PRIVILEGE


Shareholders can exchange shares of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information

[Page 11]

NOTES
[Page]

NOTES
[Page]
                                                           For More Information

Dreyfus Investment Portfolios
Japan Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  189P0502

Dreyfus Investment Portfolios

MidCap Stock Portfolio

Seeks investment results that exceed the total return performance of the S&P 400 by investing in stocks of medium-size companies


PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                         MidCap Stock Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      7

Account Information

--------------------------------------------------------------------------------

Account Policies                                                          9

Distributions and Taxes                                                   9

Exchange Privilege                                                       10


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]


GOAL/APPROACH


The portfolio seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400((reg.tm)) Index ("S&P 400"). To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks of mid-size companies. Stocks are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 is a primary goal of the investment process. The portfolio's stock investments may include common stocks, preferred stocks, convertible securities and depositary receipts, including those issued in initial public offerings ("IPOs") or shortly thereafter.


Dreyfus uses a computer model to identify and rank stocks within an industry or sector, based on:

*     value, or how a stock is priced relative to its perceived intrinsic worth

*     growth, in this case the sustainability or growth of earnings

*     financial profile, which measures the financial health of the company


Next, based on fundamental analysis, Dreyfus generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including Wall Street research and company management.


Dreyfus then manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The portfolio is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P 400.

Concepts to understand


MID-SIZE COMPANIES: generally established companies that may not be well known, with market capitalizations ranging between $1 billion and $15 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Mid-size companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

COMPUTER MODEL: a proprietary computer model that evaluates and ranks a large universe of stocks. The model screens each stock for relative attractiveness within its economic sector and industry. To ensure that the model remains effective, Dreyfus reviews each of the screens on a regular basis and maintains the flexibility to adapt the screening criteria to changes in market conditions.


                                                                   The Portfolio

[Page 1]



MAIN RISKS

The portfolio' s principal risks are discussed below. The value of a shareholder' s investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* SMALLER COMPANY RISK. Small and mid-size companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the portfolio' s ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the portfolio's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* STOCK SELECTION RISK. Although the portfolio seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile very similar to the S&P 400, the portfolio is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase stocks of companies not listed in the S&P 400 can cause the portfolio to underperform the index.

* GROWTH AND VALUE STOCK RISK. By investing in a mix of growth and value companies, the portfolio assumes the risks of both and may achieve more modest gains than funds that use only one investment style. Value stocks involve the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the investment adviser misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the portfolio's gains or losses.

* FOREIGN INVESTMENT RISK. To the extent the portfolio invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

[Page 2]

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and interest rates). The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio' s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.

* IPO RISK. The portfolio may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

                                                                   The Portfolio

[Page 3]


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of each of the portfolio's share classes to that of the S&P 400, a broad measure of midcap stock performance. Performance for the portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES


                                                        10.82   8.28   -3.26
   92      93      94      95      96      97      98      99     00      01


BEST QUARTER:                    Q4 '01                           +16.25%

WORST QUARTER:                   Q3 '01                           -15.43%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                   Since
                                                                 inception
                                                                of portfolio
                                         1 Year                   (5/1/98)
--------------------------------------------------------------------------------

INITIAL SHARES                           -3.26%                     3.42%

SERVICE SHARES                           -3.36%                     3.39%

S&P 400                                   0.62%                     9.86%*


* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/98 IS USED AS THE BEGINNING VALUE ON 5/1/98.

Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]



EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

--------------------------------------------------------------------------------

Fee table

                                                    Initial        Service
                                                    shares          shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                      0.75%           0.75%

Rule 12b-1 fee                                        none           0.25%


Other expenses                                       0.14%           0.17%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                   0.89%           1.17%


Fee waiver and/or expense
reimbursement                                          --            (0.17%)
--------------------------------------------------------------------------------


NET OPERATING EXPENSES*                              0.89%           1.00%

* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2002, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.00%.


--------------------------------------------------------------------------------

Expense example

                                           1 Year                 3 Years                5 Years           10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                              $91                   $284                   $493                 $1,096

SERVICE SHARES                              $102                  $355                   $627                 $1,405

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year number and the first year of the three-, five- and ten-year numbers are based on net operating expenses, which reflects the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]


MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.75% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


John O' Toole is the portfolio's primary portfolio manager, a position he has held since the portfolio' s inception. He has been employed by Dreyfus since October 1994. Mr. O' Toole also is a senior vice president and a portfolio manager for Mellon Equity Associates, an affiliate of Dreyfus, and has been employed by Mellon Bank, N.A. since 1979.

The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

[Page 6]

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

                                                                                                YEAR ENDED DECEMBER 31,
 INITIAL SHARES                                                                           2001       2000      1999      1998(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                      14.29     13.44      12.16      12.50

 Investment Operations:  Investment income -- net                                          .03(2)    .05(2)     .03(2)       .02

                         Net realized and unrealized gain (loss) on investments            (.50)      1.05       1.28      (.34)

 Total from Investment Operations                                                          (.47)      1.10       1.31      (.32)

 Distributions:          Dividends from investment income -- net                           (.02)     (.03)      (.03)      (.02)

                         Dividends from net realized gain on investments                      --     (.13)         --         --

                         Dividends in excess of net realized gain on investments              --     (.09)         --         --

 Total Distributions                                                                       (.02)     (.25)      (.03)      (.02)

 Net asset value, end of period                                                            13.80     14.29      13.44      12.16

 Total Return (%)                                                                         (3.26)      8.28      10.82  (2.53)(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                 .89       .98        .97      .67(3)

 Ratio of net investment income to average net assets (%)                                    .24       .34        .26      .18(3)

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                     --       .06        .49      .60(3)

 Portfolio Turnover Rate (%)                                                               76.37    102.89      77.73    75.74(3)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                   181,028    76,784     15,563     10,506

(1)  FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

                                                                   The Portfolio

[Page 7]


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                          YEAR ENDED DECEMBER 31,

SERVICE SHARES                                                                                           2001            2000(1)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    14.29             14.29

 Investment Operations:  Investment income -- net                                                       .01(2)               --

                         Net realized and unrealized gain (loss) on investments                          (.50)               --

 Total from Investment Operations                                                                        (.49)               --

 Distributions:          Dividends from investment income -- net                                         (.02)               --

 Net asset value, end of period                                                                          13.78            14.29

 Total Return (%)                                                                                       (3.36)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.00                 --

Ratio of net investment income to average net assets (%)                                                  .07                 --

Decrease reflected in above expense ratios due to actions by Dreyfus (%)                                  .17                 --

Portfolio Turnover Rate (%)                                                                             76.37             102.89
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                                   9,764                  1

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


[Page 8]


                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

Portfolio shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares


The price for portfolio shares is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


Wire purchase payments may be made if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/Dreyfus Investment Portfolios: MidCap Stock Portfolio/ share class) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

The portfolio usually pays dividends from its net investment income and distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

                                                            Account Information

[Page 9]


EXCHANGE PRIVILEGE


Shareholders can exchange shares of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


[Page 10]

NOTES
[Page]

NOTES
[Page]

NOTES
[Page]

                                                           For More Information

Dreyfus Investment Portfolios
MidCap Stock Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  174P0502

Dreyfus Investment Portfolios

Small Cap Stock Index Portfolio

Seeks to match the performance of  the S&P SmallCap 600 Index


PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                Small Cap Stock Index Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      7

Account Information

--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                   9

Exchange Privilege                                                        9

For More Information

--------------------------------------------------------------------------------

SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.


The portfolio currently offers only Service shares.


While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH

The portfolio seeks to match the performance of the Standard & Poor's SmallCap 600 Index. To pursue this goal, the portfolio invests in a representative sample of stocks included in the S& P SmallCap 600 Index, and in futures whose performance is related to the index, rather than attempt to replicate the index.

The portfolio attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the portfolio and the index were perfectly correlated.

The portfolio's investments are selected by a "sampling" process based on market capitalization, industry representation and other means. By using this sampling process, the portfolio typically will not invest in all 600 stocks in the S&P SmallCap 600 Index. However, at times, the portfolio may be fully invested in all the stocks that comprise the index. Under these circumstances, the portfolio maintains approximately the same weighting for each stock as the index does.


The S& P SmallCap 600 Index is composed of 600 domestic stocks with market capitalizations ranging between approximately $40 million and $3 billion, depending on index composition. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The portfolio also may use stock index futures as a substitute for the sale or purchase of securities.


Concepts to understand

INDEX FUNDS: mutual funds that are designed to meet the performance of an underlying benchmark index. In seeking to match index performance, the manager uses a passive management approach and purchases all or a representative sample of the stocks comprising the benchmark index. Because the portfolio has expenses, performance will tend to be slightly lower than that of the target benchmark.

SAMPLING: a statistical process used to select stocks so that the portfolio has investment characteristics that closely approximate those of the index.

SMALL-CAP COMPANIES: generally new, often entrepreneurial companies. Small-cap companies tend to grow faster than large-cap companies, but frequently are more volatile, more vulnerable to major setbacks, and have a higher failure rate than larger companies.

                                                                   The Portfolio

[Page 1]


MAIN RISKS


The portfolio' s principal risks are discussed below. The value of a shareholder' s investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

Concept to understand


"Standard & Poor's((reg.tm))," "S&P((reg.tm))," "S&P SmallCap 600" and "Standard & Poor's SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the portfolio. The portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liability on behalf of S&P.


* SMALLER COMPANY RISK. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the portfolio's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the portfolio's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.


Other potential risks

The portfolio may invest in stock index futures, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

[Page 2]


* INDEXING STRATEGY RISK. The portfolio uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between portfolio and index performance may be affected by the portfolio's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of portfolio shares.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

PAST PERFORMANCE

As a new portfolio, past performance information is not available for the portfolio as of the date of this prospectus.

The Portfolio
[Page 3]


EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information.

--------------------------------------------------------------------------------

Fee table

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                         0.35%

Rule 12b-1 fee                                                          0.25%

Other expenses                                                          0.00%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                               0.60%
--------------------------------------------------------------------------------

Expense example

1 Year                3 Years
--------------------------------------------------------------------------------

$61                   $192

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.

Under the portfolio's management contract, Dreyfus has agreed to pay all of the portfolio's expenses, except management fees, Rule 12b-1 fees, brokerage commissions, taxes, interest, fees and expenses of independent counsel to the portfolio and the non-interested board members, and extraordinary expenses.

RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing the portfolio's shares, for advertising and marketing and shareholder account service and maintenance. The distributor may pay all or part of this fee to participating insurance companies and the principal underwriter for their variable insurance products. Because this fee is paid out of the portfolio's assets on an ongoing basis, over time it will increase the cost of an investment in the portfolio and could cost investors more than paying other types of sales charges.

OTHER EXPENSES: Under its agreement with Dreyfus, the portfolio only pays the management fee, Rule 12b-1 fee and certain other expenses described above which are estimated for the current fiscal year to be 0% of the portfolio's average daily net assets. Actual expenses may be greater than such amount.

[Page 4]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages one of the nation' s leading mutual fund complexes, with more than $193 billion in over 190 mutual fund portfolios. The portfolio has agreed to pay Dreyfus a management fee at the annual rate of 0.35% of the portfolio's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus manages the portfolio by making investment decisions based on the portfolio' s investment objective, policies and restrictions in seeking to match the performance of the S&P SmallCap 600 Index.

The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

                                                                   The Portfolio

[Page 5]

MANAGEMENT (CONTINUED)

Performance Information for a Public Fund


Although the portfolio is newly organized and does not yet have its own performance record, the portfolio has the same investment objective and follows the same investment policies and strategies as a corresponding mutual fund advised by Dreyfus that is offered to the public -- Dreyfus Small Cap Stock Index Fund (the "Public Fund"). The table at right shows average annual total return information for the Public Fund and for the S&P SmallCap 600 Index, a broad measure of small cap stock performance. The index is unmanaged and an investor may not invest directly in the index. NO PERFORMANCE INFORMATION IS SHOWN FOR THE PORTFOLIO, WHICH DID NOT HAVE ITS OWN PERFORMANCE RECORD AS OF THE DATE OF THIS PROSPECTUS. Investors should not consider this performance data as an indication of the future performance of the portfolio, or the Public Fund.

The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those to be paid by the portfolio. Total annual operating expenses of the Public Fund for its fiscal year ended October 31, 2001 were 0.51% of its average daily net assets. If the Public Fund' s performance had been adjusted to reflect the estimated expenses of the portfolio, the performance shown would have been lower. The performance figures for the Public Fund do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. To obtain a prospectus containing more information about the Public Fund, call the number or write to the address set forth on the back cover.


Historical performance information for the Public Fund and the S&P SmallCap 600 Index for various periods ended December 31, 2001 is shown below. The performance information for the Public Fund was calculated pursuant to SEC guidelines. All returns reflect the reinvestment of dividends and other distributions.

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                      Since
                                                                    inception
                                               1 Year               (6/30/97)
--------------------------------------------------------------------------------

DREYFUS SMALL CAP
STOCK INDEX FUND                               5.94%                 8.80%

S&P SMALLCAP
600 INDEX                                      6.51%                 9.22%

[Page 6]

FINANCIAL HIGHLIGHTS

As a new portfolio, financial highlights information is not available for the portfolio as of the date of this prospectus.

                                                                   The Portfolio

[Page 7]

                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4: 00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: SMALL CAP STOCK INDEX PORTFOLIO), for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) , account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

To maximize the portfolio' s ability to track the S&P SmallCap 600 Index, shareholders are urged to transmit redemption requests so that they may be received by the portfolio or its authorized agent prior to 12:00 noon Eastern time on the day the shareholder wants the request to be effective.

[Page 8]

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of the portfolio for Service class shares of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information

[Page 9]


                                                           For More Information

Dreyfus Investment Portfolios
Small Cap Stock Index Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  410P0502

Dreyfus Investment Portfolios

Technology Growth Portfolio

Seeks capital appreciation by investing in technology companies


PROSPECTUS May 1, 2002




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Portfolio

                                                  Dreyfus Investment Portfolios

                                                    Technology Growth Portfolio

Contents

The Portfolio

--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2


Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      7

Account Information

--------------------------------------------------------------------------------

Account Policies                                                          9

Distributions and Taxes                                                   9

Exchange Privilege                                                       10


For More Information

--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH


The portfolio seeks capital appreciation. To pursue this goal, the portfolio invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the portfolio's assets may be invested in foreign securities. The portfolio' s stock investments may include common stocks, preferred stocks and convertible securities.

In choosing stocks, the portfolio looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the portfolio' s investments may currently be experiencing losses. The portfolio focuses on the technology sectors that are expected to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, healthcare, biotechnology, medical services, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.


The portfolio typically sells a stock when there is a negative change in the fundamental factors surrounding the company, such as an earnings or revenue shortfall, industry downturn or change in the competitive landscape, or when the portfolio manager believes the stock is fully valued by the market.

Although the portfolio looks for companies with the potential for strong earnings growth rates, some of the portfolio's investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings ("IPOs") and the aftermarket.

Concepts to understand

SMALL AND MIDSIZE COMPANIES: new and often entrepreneurial companies. These companies tend to grow faster than large-cap companies and typically use any profits for expansion rather than for paying dividends. They are also more volatile than larger companies and fail more often.

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

                                                                   The Portfolio

[Page 1]

MAIN RISKS


The portfolio' s principal risks are discussed below. The value of a shareholder' s investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* TECHNOLOGY SECTOR RISK. The technology sector has been among the most volatile sectors of the stock market. Because the portfolio's investments are concentrated in the technology sector, its performance will be affected by developments in that sector.

* TECHNOLOGY COMPANY RISK. Technology companies, especially small-cap technology companies, involve greater risk because their earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

* SMALLER COMPANY RISK. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the portfolio' s ability to sell these securities.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* GROWTH STOCK RISK. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

* FOREIGN INVESTMENT RISK. To the extent the portfolio invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.


[Page 2]


* LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the portfolio's gains or losses.

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). The portfolio may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the portfolio' s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.

* SHORT SALE RISK. The portfolio may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the portfolio to the risk that it will be required to buy the security sold short (also know as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio.

* IPO RISK.The portfolio may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the portfolio. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

                                                                   The Portfolio

[Page 3]


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of each of the portfolio's share classes to that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), a broad measure of stock performance, and the Morgan Stanley High Technology 35 Index, an unmanaged, equal dollar-weighted index of 35 U.S. stocks from the electronics-based subsectors. Performance for the portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES


                                                              -26.98  -33.12
   92      93      94      95      96      97      98      99     00      01


BEST QUARTER:                    Q4 '01                     +34.80%


WORST QUARTER:                   Q4 '00                     -35.56%


Average annual total return AS OF 12/31/01

                                                                   Since
                                                                 inception
                                                                of portfolio
                                              1 Year             (8/31/99)
--------------------------------------------------------------------------------

INITIAL SHARES                                -33.12%            -11.07%

SERVICE SHARES                                -33.40%            -11.23%

S&P 500                                       -11.88%             -4.65%

MORGAN STANLEY
HIGH TECHNOLOGY 35 INDEX                      -23.92%             -6.56%


Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]



EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.

--------------------------------------------------------------------------------

Fee table

                                                    Initial          Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                      0.75%           0.75%

Rule 12b-1 fee                                        none           0.25%


Other expenses                                       0.12%           0.20%
--------------------------------------------------------------------------------

TOTAL                                                0.87%           1.20%
--------------------------------------------------------------------------------


Expense example

                                            1 Year               3 Years                   5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                               $89                  $278                     $482                  $1,073

SERVICE SHARES                               $122                 $381                     $660                  $1,455


This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand


MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                                   The Portfolio

[Page 5]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $193 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.75% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The portfolio's primary portfolio manager is Mark Herskovitz. Mr. Herskovitz has been the primary portfolio manager of the portfolio since its inception and has been employed by Dreyfus since 1996.


The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

[Page 6]

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.

                                                                                                    YEAR ENDED DECEMBER 31,

 INITIAL SHARES                                                                                 2001        2000        1999(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                                            14.19       19.45        12.50

 Investment operations:  Investment (loss)                                                    (.02)(2)    (.06)(2)     (.02)(2)

                         Net realized and unrealized gain (loss) on investments                 (4.68)      (5.18)         6.97

 Total from investment operations                                                               (4.70)      (5.24)         6.95

 Distributions:          Dividends from net realized gain on investments                            --       (.02)           --

 Net asset value, end of period                                                                   9.49       14.19        19.45

 Total Return (%)                                                                               (33.12)     (26.98)      55.60(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                       .87         .84        .36(3)

 Ratio of investment (loss) to average net assets (%)                                            (.15)       (.30)     (.14)(3)

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                           --          --        .09(3)

 Portfolio turnover rate (%)                                                                     86.25      121.88      20.01(3)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                          94,992     139,547       65,707

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

                                                                   The Portfolio

[Page 7]


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                        YEAR ENDED DECEMBER 31,

SERVICE SHARES                                                                                          2001             2000(1)
--------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                    14.19             14.19

 Investment operations:  Investment (loss)                                                            (.05)(2)               --

                         Net realized and unrealized gain (loss) on investments                         (4.69)               --

 Total from investment operations                                                                       (4.74)               --

 Net asset value, end of period                                                                           9.45            14.19

 Total return (%)                                                                                      (33.40)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                                              1.20                --

Ratio of investment (loss) to average net assets (%)                                                     (.60)               --

Portfolio turnover rate (%)                                                                             86.25             121.88
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                   8,151                  1

(1)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


[Page 8]
                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

Portfolio shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.


The price for portfolio shares is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.


Wire purchase payments may be made if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/Dreyfus Investment Portfolios: Technology Growth Portfolio/share class) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

The portfolio usually pays dividends from its net investment income and distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. Distributions will be reinvested in the portfolio unless the participating insurance company instructs otherwise.


Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.


Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

                                                            Account Information

[Page 9]


EXCHANGE PRIVILEGE


Shareholders can exchange shares of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


[Page 10]

NOTES
[Page]

NOTES
[Page]

NOTES
[Page]

                                                           For More Information

Dreyfus Investment Portfolios
Technology Growth Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                  175P0502


____________________________________________________________________________

                          DREYFUS INVESTMENT PORTFOLIOS

                               CORE BOND PORTFOLIO
                              CORE VALUE PORTFOLIO
                           EMERGING LEADERS PORTFOLIO
                           EMERGING MARKETS PORTFOLIO
                            EUROPEAN EQUITY PORTFOLIO
                                 JAPAN PORTFOLIO
                             MIDCAP STOCK PORTFOLIO
                         SMALL CAP STOCK INDEX PORTFOLIO
                           TECHNOLOGY GROWTH PORTFOLIO
                          FOUNDERS DISCOVERY PORTFOLIO
                            FOUNDERS GROWTH PORTFOLIO
                     FOUNDERS INTERNATIONAL EQUITY PORTFOLIO
                           FOUNDERS PASSPORT PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2002

                        (FOR INITIAL AND SERVICE SHARES)
 ------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the relevant current Prospectus dated May 1, 2002 of Core Bond, Core Value, Emerging Leaders, Emerging Markets, European Equity, Japan, MidCap Stock, Small Cap Stock Index, Technology Growth, Founders Discovery, Founders Growth, Founders International Equity, and Founders Passport Portfolios (each, a "Portfolio" and collectively, the "Portfolios"), of Dreyfus Investment Portfolios (the "Fund"), as each Prospectus may be revised from time to time. To obtain a copy of the relevant Portfolio's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611 or 516-338-3300.


      Portfolio shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies," and together with VA contracts, the "Policies"). Individuals may not purchase shares of any Portfolio directly from the Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.


      Each Portfolio, except the Small Cap Stock Index Portfolio, currently offers two classes of shares: Initial shares and Service shares. The Small Cap Stock Index Portfolio offers Service shares only. VA contract holders and VLI policy holders should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Portfolio shares may be purchased by the separate account.


      The most recent Annual Report and Semi-Annual Report to Shareholders for each Portfolio (other than the Small Cap Stock Index Portfolio) are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information. As the Small Cap Stock Index Portfolio had not completed a fiscal period prior to the date of this Statement of Additional Information, no financial reports are available for the Portfolio as of such date.

                                TABLE OF CONTENTS

                                                                          Page

Description of the Fund and Portfolios.....................................B-3
Management of the Fund.....................................................B-35

Management Arrangements....................................................B-42
How to Buy Shares..........................................................B-50
Distribution Plan (Service Shares only)....................................B-51
How to Redeem Shares.......................................................B-52
Exchange Privilege.........................................................B-53
Determination of Net Asset Value...........................................B-53
Dividends, Distributions and Taxes.........................................B-54
Portfolio Transactions.....................................................B-56
Performance Information....................................................B-63
Information About the Fund and Portfolios..................................B-67
Counsel and Independent Auditors...........................................B-69
Appendix...................................................................B-70

                DESCRIPTION OF THE FUND AND PORTFOLIOS

      The Fund is a Massachusetts business trust that commenced operations on May 1, 1998. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio, except the Emerging Markets Portfolio, is a diversified fund, which means that, with respect to 75% of the Portfolio's total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer. The Emerging Markets Portfolio is a non-diversified fund, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

      The Dreyfus Corporation (the "Manager") serves as each Portfolio's investment adviser. The Manager has engaged Founders Asset Management LLC ("Founders") to serve as sub-investment adviser to each of the Founders Discovery, Founders Growth, Founders International Equity and Founders Passport Portfolios (collectively, the "Founders Portfolios") and to provide day-to-day management of the Founders Portfolios' investments, subject to the supervision of the Manager. The Manager has engaged Newton Capital Management Limited ("Newton") to serve as sub-investment adviser to each of the European Equity and Japan Portfolios and to provide day-to-day management of the European Equity and Japan Portfolios' investments, subject to the supervision of the Manager.

      Dreyfus Service Corporation (the "Distributor") is the distributor of each Portfolio's shares.

Certain Portfolio Securities

      The following information supplements (except as noted) and should be read in conjunction with the relevant Portfolio's Prospectus.


      Depositary Receipts. (All Portfolios, except the Core Bond and Small Cap Stock Index Portfolios) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.


      These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


      Foreign Government Obligations; Securities of Supranational Entities. (Core Bond, Emerging Leaders, Emerging Markets, European Equity, Japan and Founders Portfolios only) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager (in the case of the Core Bond and Emerging Markets Portfolios) Newton (in the case of the European Equity and Japan Portfolios) or Founders (in the case of the Founders Portfolios) to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


      Mortgage-Related Securities. (Core Bond Portfolio only) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.


Residential Mortgage-Related Securities--The Core Bond Portfolio may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.


      Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Commercial Mortgage-Related Securities--The Core Bond Portfolio may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities--The Core Bond Portfolio may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations ("CMOs") and Multi-Class Pass-Through-Securities--The Core Bond Portfolio may invest in CMOs which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Portfolio also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

      Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indices. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities--The Core Bond Portfolio also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Real Estate Investment Trusts--The Core Bond Portfolio may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

      REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Adjustable-Rate Mortgage Loans ("ARMs")--The Core Bond Portfolio may invest in ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities--The Core Bond Portfolio may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities--Other mortgage-related securities in which the Core Bond Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      Asset-Backed Securities. (Core Bond Portfolio only) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Portfolio may invest in these and other types of asset-backed securities that may be developed in the future.

      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

      Variable and Floating Rate Securities. (Core Bond Portfolio only) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

      The Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

      The Portfolio also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

      Investment Companies. (All Portfolios) Each Portfolio may invest in securities issued by investment companies. Under the 1940 Act, a Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. Each Portfolio also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Portfolio's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Portfolio's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

      Exchange-Traded Funds. (All Portfolios, except the Core Bond Portfolio) Each of these Portfolios may invest in shares of exchange-traded investment companies (collectively, "ETFs") which are designed to provide investment results corresponding to an equity index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares S&P SmallCap 600 Index Fund. ETFs are usually either units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component common stocks of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component stocks of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

      The values of ETFs are subject to change as the values of their respective component common stocks fluctuate according to market volatility. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

      Convertible Securities. (All Portfolios, except the Small Cap Stock Index Portfolio) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      Warrants. (All Portfolios, except the Small Cap Stock Index Portfolio) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

      Participation Interests. (Core Bond Portfolio only) The Core Bond Portfolio may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

      The Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Portfolio and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

      Municipal Obligations. (Core Bond Portfolio only) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Core Bond Portfolio also may acquire call options on specific municipal obligations. The Portfolio generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.


      While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares which are attributable to interest income received by the Portfolio from municipal obligations generally will be subject to Federal income tax. The Portfolio may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

      Zero Coupon, Pay-In-Kind and Step-Up Securities. (Core Bond Portfolio only) The Core Bond Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Core Bond Portfolio may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. The Portfolio also may purchase step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."


      Illiquid Securities. (All Portfolios) Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

      Money Market Instruments. (All Portfolios) When the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including the securities described below ("Money Market Instruments"). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position.

U.S. Government Securities--Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not obligated by law. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the Portfolio's share price is guaranteed.

Repurchase Agreements--Each Portfolio may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Portfolio that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Bank Obligations--Each Portfolio may purchase certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

      CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

      TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

      Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


Commercial Paper and Other Short-Term Corporate Obligations--Each Portfolio may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Services ("S&P") or F-1 by Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"), or issued by companies having an outstanding unsecured debt issue currently rated at least A by Moody's, S&P or Fitch, or, if unrated, determined by the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) to be of comparable quality to those rated obligations which may be purchased by the Portfolio.


      These instruments also include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Investment Techniques

      The following information supplements (except as noted) and should be read in conjunction with the relevant Portfolio's Prospectus.


      Duration and Portfolio Maturity. (Core Bond Portfolio only) As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Core Bond Portfolio, the Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

      The Core Bond Portfolio typically will maintain an average effective maturity ranging between five and ten years. However, to the extent the maturity of the Portfolio's benchmark index is outside this range at a particular time (generally, this may occur during other than usual market conditions), the Portfolio's average effective maturity also may fall outside such range. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Manager may base its conclusion on such factors as the interest-rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.


      Foreign Currency Transactions. (All Portfolios, except the MidCap Stock and Small Cap Stock Index Portfolios) Each of these Portfolios may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

      Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the ability of the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

      Borrowing Money. (All Portfolios) Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Founders Portfolio and the Small Cap Stock Index Portfolio currently intend to borrow money only for temporary or emergency (not leveraging) purposes. While such borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments. Money borrowed will be subject to interest costs. The Core Bond, Core Value, Emerging Leaders, Emerging Markets, European Equity, Japan, MidCap Stock and Technology Growth Portfolios may borrow money for investment purposes as described below under "Leverage."

      Leverage. (All Portfolios, except the Small Cap Stock Index and Founders Portfolios) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Portfolio's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

      Reverse Repurchase Agreements. (All Portfolios, except the Founders Portfolios) Each of these Portfolios may enter into reverse repurchase agreements with banks, brokers, dealers or other financial institutions. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by a Portfolio. Except for these transactions, borrowings by the Portfolios generally will be unsecured. Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Such transactions, however, may increase the risk of potential fluctuations in the market value of the Portfolio's assets. In addition, interest costs on the cash received may exceed the return on the securities purchased.

      Lending Portfolio Securities. (All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's total assets. The Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Portfolio may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Portfolio derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral. A Portfolio will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments of short maturity.

      Short-Selling. (Core Bond, Emerging Leaders, Emerging Markets, European Equity, Japan and Technology Growth Portfolios only) In these transactions, a Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively.

      No Portfolio will sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets.

      The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. At no time will more than 15% of the value of the Portfolio's net assets be in deposits on short sales against the box.

      Until the Portfolio closes its short position or replaces the borrowed security, the Portfolio will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.


      Derivatives. (All Portfolios) Each Portfolio, other than the Small Cap Stock Index Portfolio, may invest in, or enter into, derivatives, such as options and futures and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than "traditional" securities would. The Small Cap Stock Index Portfolio may invest in, or enter into, derivatives, such as stock index futures, in anticipation of taking a market position when, in the opinion of the Manager, available cash balances do not permit an economically efficient trade in the cash market, to hedge dividend accruals or to meet liquidity needs.


      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

      If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such derivatives. A Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. Each Portfolio may enter into futures contracts in U.S. domestic markets, or, except for the MidCap Stock and Small Cap Stock Index Portfolios, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

      Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

      Successful use of futures by a Portfolio also is subject to the ability of the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

Specific Futures Transactions. Each Portfolio may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      Each Portfolio, except the MidCap Stock and Small Cap Stock Index Portfolios, may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

      Each Portfolio, except the Emerging Markets and Small Cap Stock Index Portfolios, may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. Each Portfolio, other than the Small Cap Stock Index Portfolio, may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio, other than the Small Cap Stock Index Portfolio, may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Portfolio, except the Core Bond and Small Cap Stock Index Portfolios, may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      Each Portfolio, except the MidCap Stock and Small Cap Stock Index Portfolios, may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

      Each Portfolio, except the Core Bond and Small Cap Stock Index Portfolios, may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. The European Equity and Japan Portfolios also may purchase cash-settled options on interest rate swaps and interest rate swaps denominated in foreign currency. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Successful use by a Portfolio of options will be subject to the ability of the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Portfolio may incur losses.

      Future Developments. (All Portfolios) A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment on behalf of a Portfolio, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

      Forward Commitments. (All Portfolios, except the Small Cap Stock Index Portfolio) Each of these Portfolios may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counter party. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments.

      The Core Bond Portfolio intends to engage in forward commitments to increase its portfolio's financial exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will the Portfolio have more than 33-1/3% of its assets committed to purchase securities on a forward commitment basis.

      Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

      Forward Roll Transactions. (Core Bond Portfolio only) To enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the purchase price of those securities. The Portfolio will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Certain Investment Considerations and Risks

      Equity Securities. (All Portfolios) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.


      Each Portfolio, except the Core Bond Portfolio, may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering IPOs generally have a limited operating history and may involve greater risk. The prices of these companies' securities may be very volatile, rising and falling rapidly based, among other reasons, solely on investor perceptions rather than economic reasons. A Portfolio may purchase securities of companies which have no earnings or have experienced losses. A Portfolio generally will make these investments based on a belief that actual anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.


      Fixed-Income Securities. (All Portfolios, except the Small Cap Stock Index Portfolio) The Core Value Portfolio may invest up to 5% of its net assets, and the Core Bond and Emerging Markets Portfolios may invest, in fixed-income securities, including those of companies that are close to entering, or already in, reorganization proceedings which are rated below investment grade by the Rating Agencies. The MidCap Stock Portfolio also may invest in corporate obligations rated at least Baa by Moody's or BBB by S&P or Fitch, or, if unrated, of comparable quality as determined by the Manager. Each Founders Portfolio may invest in debt securities of foreign issuers that management believes, based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors, offer opportunities for capital growth. The bonds, debentures and corporate obligations (other than convertible securities and preferred stock) in which each Founders Portfolio may invest must be rated not lower than Baa by Moody's or BBB by S&P and Fitch, or, if unrated, deemed to be of comparable quality by Founders. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

      The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities that may be purchased by each Portfolio, such as those rated Baa or lower by Moody's and BBB or lower by S&P and Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

      Index Investing. (Small Cap Stock Index Portfolio only) The Small Cap Stock Index Portfolio is managed by determining which stocks are to be purchased or sold to match, to the extent feasible, the investment characteristics of the S&P SmallCap 600 Index. The Portfolio will attempt to achieve a correlation between its performance and that of the Index, in both rising and falling markets, of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Portfolio's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in the Index. The Portfolio's ability to correlate its performance with that of the S&P SmallCap 600 Index, however, may be affected by, among other things, changes in securities markets, the manner in which the total return of the S&P SmallCap 600 Index is calculated, the size of the Portfolio, the amount of cash or cash equivalents held in the Portfolio, and the timing, frequency and size of shareholder purchases and redemptions. The Portfolio will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the S&P SmallCap 600 Index. Inclusion of a security in the S&P SmallCap 600 Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. In the future, subject to the approval of the Portfolio's shareholders, the Portfolio may select a different index if such a standard of comparison is deemed to be more representative of the performance of the securities the Portfolio seeks to match. The Portfolio is not sponsored, endorsed, sold or promoted by the sponsor of the S&P SmallCap 600 Index.

      The Small Cap Stock Index Portfolio may not hold all of the issues that comprise the S&P SmallCap 600 Index because of the costs involved and the illiquidity of certain of the securities which comprise the Index. Instead, the Portfolio will attempt to hold a representative sample of the securities in the S&P SmallCap 600 Index so that, in the aggregate, the investment characteristics of the Portfolio resemble that of the Index. The stocks to be included in the Portfolio will be selected using a statistical process known as "sampling." The process will be used to select stocks so that the market capitalizations, industry weightings, dividend yield, and beta. The sampling techniques utilized by the Small Cap Stock Index Portfolio are expected to be an effective means of substantially duplicating the investment performance of the S&P SmallCap 600 Index; however, the Portfolio is not expected to track the S&P SmallCap 600 Index with the same degree of accuracy that complete replication of the Index would have provided. Over time, the portfolio composition of the Small Cap Stock Index Portfolio will be altered (or "rebalanced") to reflect changes in the composition of the S&P SmallCap 600 Index.

      Technology Sector. Each Portfolio, to the extent described in its Prospectus, may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.


      Smaller Company Securities. (Emerging Leaders, MidCap Stock, Small Cap Stock Index, Technology Growth, Founders Discovery and Founders Passport Portfolios only) Each of these Portfolios may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Technology Growth Portfolio is not limited in the amount it may invest in these securities or companies, and the Small Cap Stock Index Portfolio will invest substantially all of its assets in such securities or companies. The Portfolios, together with other investment companies advised by the Manager and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Portfolio's ability to dispose of some or all of its position should it desire to do so.


      Lower Rated Securities. (Core Bond, Core Value, Emerging Markets and Founders Portfolios only) Each of these Portfolios may invest a portion of its assets in higher yielding (and, therefore, higher risk) debt securities (convertible securities and preferred stocks with respect to the Founders Portfolios) such as those rated B by a Rating Agency in the case of the Founders Portfolios, or as low as the lowest rating assigned by a Rating Agency in the case of the Core Bond, Core Value and Emerging Markets Portfolios. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Portfolio to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.


      Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Portfolio's relative share price volatility. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the judgment, analysis and experience of the Manager (or Founders with respect to the Founders Portfolios) in evaluating the creditworthiness of an issuer.


      Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet such Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid security market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

      Each of these Portfolios may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager (or Founders with respect to the Founders Portfolios) will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

      The ratings of the Ratings Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager (or Founders with respect to the Founders Portfolios) also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal.


      With respect to Core Bond Portfolio, the average distribution of investments of the Portfolio in corporate bonds (excluding convertible preferred stocks and convertible bonds) by ratings for the fiscal year ended December 31, 2001, calculated monthly on a dollar weighted basis, was as follows:


                   Core Bond Portfolio
   Moody's     or S&P or Fitch      Percentage


     Aaa               AAA              63.2%
      Aa               AA                3.2%
      A                 A               15.8%
     Baa               BBB              13.0%
      Ba               BB                5.5%
      B                 B                5.6%
     Caa               CCC               0.7%
      C                 D                0.1%
      NR               NR                0.1%*
                                     --------
                                       107.2%**


---------------
* These unrated securities have been determined by the Manager to be of comparable quality to securities rated as follows: Caa/CCC (0.1%).


** The Portfolio also owns equity securities (0.1%) and preferred stocks rated A (0.9%), Baa/BBB (0.2%), Ba/BB (0.1%) and B (0.1%), and convertible bonds rated Aa/AA (0.1%) and A (0.1%), respectively.

      The actual distribution of the Portfolio's corporate bond investments by ratings on any given date will vary, and the distribution of the Portfolio's investments by ratings as set forth above should not be considered as representative of the Portfolio's future portfolio composition.


      Foreign Securities. (All Portfolios, except the Small Cap Stock Index Portfolio) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio's net asset value on days when investors have no access to the Portfolio.

      With respect to the securities purchased by the Emerging Markets Portfolio and certain securities that may be purchased by the Founders Portfolios and the Core Bond, European Equity and Japan Portfolios only, developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


      Mortgage-Related Securities. (Core Bond Portfolio only) Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.


      Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Portfolio, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

      State Insurance Regulation. (All Portfolios) The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of future contracts and short sales of securities, among other techniques. If applied to a Portfolio, the Portfolio may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Portfolio operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.

      Simultaneous Investments. (All Portfolios) Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the Manager (and, where applicable, Founders or Newton). If, however, such other Portfolios or investment companies desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio. Each Portfolio, together with other investment companies advised by the Manager, Founders or Newton and their affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Portfolio's ability to dispose of some or all of its positions should it desire to do so.

Investment Restrictions


      Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, each Portfolio has adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below. Under normal circumstances, the Core Bond Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other investments with similar economic characteristics). Under normal circumstances, each of the Core Value, Emerging Leaders, MidCap Stock, Emerging Markets, Technology Growth, Japan, and European Equity Portfolios invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks (or other investments with similar economic characteristics). These stocks are issued by (i) in the case of Emerging Leaders Portfolio, small-cap companies, (ii) in the case of MidCap Stock Portfolio, mid-cap companies, (iii) in the case of Emerging Markets Portfolio, companies organized, or with a majority of assets or business, in emerging market countries, (iv) in the case of Technology Growth Portfolio, companies of any size that the Manager believes to be leading producers or beneficiaries of technological innovation, (v) in the case of Japan Portfolio, Japanese companies, and (vi) in the case of European Equity Portfolio, companies that are included within the universe of the 300 largest European companies, each as further described in the Portfolio's Prospectus. Under normal circumstances, the Founders International Equity Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other investments with similar economic characteristics) from a minimum of three countries outside the U.S. Each of these Portfolios has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its Policy to so invest 80% of its assets.


      Core Value Portfolio, MidCap Stock Portfolio, Technology Growth Portfolio, Founders Discovery Portfolio, Founders Growth Portfolio, Founders International Equity Portfolio and Founders Passport Portfolio only. Each of these Portfolios has adopted investment restrictions numbered 1 through 10 as fundamental policies which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 15 are not fundamental policies and may be changed, as to a Portfolio, by a vote of a majority of the Fund's Board members at any time. None of these Portfolios may:

      1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Investment Restriction with respect to the Technology Growth Portfolio, the technology sector in general is not considered an industry.

      2. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

      3. Purchase the securities of any issuer if such purchase would cause the Portfolio to hold more than 10% of the voting securities of such issuer. This restriction applies only with respect to 75% of the Portfolio's total assets.

      4. Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

      6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, a Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

      8. Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 12 and 13 may be deemed to give rise to a senior security.

      10. Purchase securities on margin, but a Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

      12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      13. Purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and Statement of Additional Information.

      14. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

      15. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

                                 * * *

      Core Bond Portfolio, Emerging Leaders Portfolio, European Equity Portfolio, Japan Portfolio and Small Cap Stock Index Portfolio. Each of these Portfolios has adopted investment restrictions numbered 1 through 10 as fundamental policies which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 13 are not fundamental policies and may be changed, as to a Portfolio, by a vote of a majority of the Fund's Board members at any time. None of these Portfolios may:

      1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry (except, for Small Cap Stock Index Portfolio, to the extent such Portfolio's benchmark Index as described in its Prospectus is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

      3. Purchase the securities of any issuer if such purchase would cause the Portfolio to hold more than 10% of the voting securities of such issuer. This restriction applies only with respect to 75% of the Portfolio's total assets.

      4. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

      6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      7. Lend any securities or make any other loans if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

      8. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6 and 12 may be deemed to give rise to a senior security.

      10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

      12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

                                 * * *

      Emerging Markets Portfolio only. The Portfolio has adopted investment restrictions numbered 1 through 8 as fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Emerging Markets Portfolio may not:

      1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

      4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      5. Lend any securities or make any other loans if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

      6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4 and 10 may be deemed to give rise to a senior security.

      8. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      9. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

      10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

                                 * * *


      In addition, each Portfolio has adopted the following policies as non-fundamental policies. Each Portfolio intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, and (ii) to comply in all material respects with insurance laws and regulations that the Fund has been advised are applicable to investments of separate accounts of Participating Insurance Companies. As non-fundamental policies, these policies may be changed by vote of a majority of the Board members at any time.


      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 6 (No. 4 in the case of the Emerging Markets Portfolio), however, if borrowings exceed 33-1/3% of the value of the Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess.


      The Fund and the Manager have received an exemptive order from the SEC which, among other things, permits each Portfolio to use cash collateral received in connection with lending the Portfolio's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.


                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of each Portfolio, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation............ Investment Adviser

      Founders Asset Management LLC...... Sub-Investment Adviser to the
                                          Founders Portfolios
      Newton Capital Management Limited.. Sub-Investment Adviser to the
                                          European Equity and Japan
                                          Portfolios
      Dreyfus Service Corporation........ Distributor
      Dreyfus Transfer, Inc.............. Transfer Agent
      The Bank of New York............... Custodian for the Emerging
                                          Markets, European Equity,
                                          Founders International Equity,
                                          Founders Passport and Japan
                                          Portfolios
      Mellon Bank, N.A................... Custodian for the Core Bond, Core
                                          Value, Emerging Leaders, Founders
                                          Discovery, Founders Growth,
                                          MidCap Stock, Technology Growth
                                          and Small Cap Stock Index
                                          Portfolios



      Board members of the Fund, together with information as to their positions with the Fund, occupations and other board memberships and affiliations, are shown below:



Board Members of the Fund1
-------------------------


Name  (Age)                 Principal Occupation
Position With Fund (Since)  During Past 5 Years           Other Board Memberships and Affiliations
--------------------------  -------------------           ----------------------------------------


                                                          The Muscular Dystrophy Association, Director
Joseph S. DiMartino (58)    Corporate Director and        PlanVista Corporation (formerly, HealthPlan
Chairman of the Board       Trustee                         Services Corporation), a provider of
(1998)                                                      marketing, administrative and risk
                                                            management services to health and other
                                                            benefit programs, Director
                                                          Carlyle Industries, Inc., a button packager
                                                          and distributor, Director
                                                          Century Business Services, Inc., a provider
                                                            of outsourcing functions for small and
                                                            medium size companies, Director
                                                          The Newark Group, a provider of a national
                                                            market of paper recovery facilities,
                                                            paperboard mills and paperboard converting
                                                            plants, Director
                                                          QuikCAT.com, a developer of high speed
                                                            movement, routing, storage and encryption
                                                            of data, Director

Clifford L. Alexander, Jr.   Corporate Director and       American Home Products Corporation, a
(68)                          Trustee                       global leader in pharmaceuticals,
Board Member (1998)          President of Alexander         consumer healthcare products and animal
                              & Associates, Inc., a         health products, Director
                              management consulting firm  IMS Health, a service  provider of
                              (January 1981 - present)      marketing information and information
                            Chairman of the Board of        technology, Director
                              Moody's Corporation         Mutual of America Life Insurance Company,
                              (October 2000 - present)      Director
                            Chairman of the Board and
                            Chief Executive Officer
                            (October 1999 -
                            September 2000) and Director
                            (February 1993 - September
                            1999) of The Dun and
                            Bradstreet Corporation
Lucy Wilson Benson (74)     Corporate Director and       The International Executive Services  Corps., Director
Board Member (1998)           Trustee                    Citizens Network for Foreign Affairs, Vice Chairman
                            President of Benson and      Council on Foreign Relations, Member
                              Associates, consultants to
                              business and government
                              (1980 to Present)

--------

1 None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.



      Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters, the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board, and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee, comprised of any one Board member who is not an "interested person" of the Fund, as defined in the 1940 Act. The function of the pricing committee is to assist in valuing the Portfolio's investments. The audit and pricing committees met four and nine times, respectively, during the fiscal year ended December 31, 2001. The compensation and nominating committees, respectively, had no meetings during the last fiscal year.

      The table below indicates each Board member's ownership of Portfolio shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2001.


                                Core Bond       Core Value    Emerging
Name of Board Member            Portfolio       Portfolio     Leaders Portfolio
------------------------------  --------------  ------------  -----------------
Joseph S. DiMartino                 NONE        NONE          NONE
Clifford L. Alexander, Jr.          NONE        NONE          NONE
Lucy Wilson Benson                  NONE        NONE          NONE

                                Emerging        European
                                Markets         Equity
Name of Board Member            Portfolio       Portfolio     Japan Portfolio
------------------------------  --------------  ------------  ---------------
Joseph S. DiMartino                 NONE        NONE          NONE
Clifford L. Alexander, Jr.          NONE        NONE          NONE
Lucy Wilson Benson                  NONE        NONE          NONE


                                Founders        Founders      Founders
                                Discovery       Growth        International
Name of Board Member            Portfolio       Portfolio     Equity Portfolio
------------------------------  --------------  ------------  ---------------
Joseph S. DiMartino                 NONE        NONE          NONE
Clifford L. Alexander, Jr.          NONE        NONE          NONE
Lucy Wilson Benson                  NONE        NONE          NONE

                                            Small                 Aggregate
                                            Cap                   Holding of
                      Founders   MidCap     Stock      Technology Funds in the
                      Passport   Stock      Index      Growth     Dreyfus
Name of Board Member  Portfolio  Portfolio  Portfolio  Portfolio  Family of
                                                                  Funds
--------------------  ---------  ---------  ---------  ---------- -------------
Joseph S. DiMartino     NONE     NONE       NONE       NONE       Over $100,000
--------------------
Clifford L.             NONE     NONE       NONE       NONE        NONE
Alexander, Jr.
--------------------
Lucy Wilson Benson      NONE     NONE       NONE       NONE        Over $100,000
--------------------------------------------------------------------------------

      As of December 31, 2001, none of the Board members or their immediate family members owned securities of the Manager, Founders, Newton, or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, Founders, Newton, or the Distributor.


      The Fund typically pays its Board members its allocated portion of an annual retainer of $25,000 and a fee of $4,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and five other funds (comprised of 9 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Fund, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolio's of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2001, were as follows:

                                                       Total Compensation From
                             Aggregate Compensation   the Fund and Fund Complex
    Name of Board Member         From the Fund*        Paid to Board Member(**)
---------------------------- ----------------------   --------------------------

Joseph S. DiMartino                  $1,981              $810,312  (190)
Clifford L. Alexander, Jr.           $1,564              $129,000  (49)

Lucy Wilson Benson                   $1,585              $116,500  (37)


---------------------------------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,111 for all Board members as a group.

** Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Portfolios, for which the Board member serves.

Officers of the Fund


STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief
      Executive Officer, Chief Operating Officer and a director of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President,
      Secretary, and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000. Associate General Counsel and
      Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000. Associate General
      Counsel of the Manager, and an officer of 10 investment companies (comprised of 60 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since January 1986.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000. Associate General
      Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001. Director - Mutual Fund Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, Assistant Treasurer since March 2000. Senior Accounting
      Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 73 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax
      Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1993.

      The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

      The Fund's Board members and officers, as a group, owned less than 1% of each Portfolio's shares outstanding on March 15, 2002.


      The following shareholders are known by the Fund to own of record 5% or more of the indicated Portfolio's shares outstanding on March 15, 2002. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

Shareholder                    Portfolio                              Percentage


Allmerica Financial            MidCap Stock-Initial shares               23.24 %
Life & Annuity Co.
Attn:  Separate Accounts
Mail Station S310
440 Lincoln Street
Worcester, MA 01653

First TransAmerica Life        Core Bond-Initial shares                  24.19%
Insurance Company              Core Bond-Service shares                  15.83%
Separate Account VA-2LNY       Core Value-Initial shares                 15.14%
Accounting Department          Core Value-Service shares                  9.47%
4333 Edgewood Road, NE         Emerging Leaders-Initial shares           21.06%
Cedar Rapids, IA 52499         Emerging Leaders-Service shares           15.27%
                               Emerging Markets-Service shares           13.84%
                               European Equity-Service shares            17.70%
                               Founders Discovery-Initial shares         14.66%
                               Founders Discovery-Service shares          9.16%
                               Founders Growth-Initial shares            15.45%
                               Founders Growth-Service shares             9.31%
                               Founders International Equity-Initial     14.17%
                               shares
                               Founders International Equity-Service      8.80%
                               shares
                               Founders Passport-Initial shares          20.04%
                               Founders Passport-Service shares           9.10%
                               Japan-Initial shares                      15.08%
                               MidCap Stock-Service shares                7.06%
                               Technology Growth-Initial shares          22.20%
                               Technology Growth-Service shares          14.81%

GE Life Annuity Assurance      Emerging Markets-Initial shares           57.31%
Company
6610 West Broad Street
Richmond, VA 23230
Kemper Investors Life          MidCap Stock-Initial shares               48.24%
Insurance Company
1 Kemper Drive
Long Grove, IL 60049

MBCIC                          Emerging Markets-Initial shares           23.44%
c/o Mellon Bank, N.A.          Japan-Initial shares                      69.34%
919 North Market Street        Japan-Service shares                       5.40%
Wilmington, DE 19801

Nationwide Insurance Co.       European Equity-Initial shares            66.64%
NWVA9

c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218

NYLIAC                         Technology Growth-Initial shares           9.10%
169 Lackawanna Avenue
Parsippany, NJ 07054

Peoples Benefit Life           Core Bond-Service shares                   7.61%
Insurance Co.
AEGON USA
FMD Accounting, 4410NE
4333 Edgewood Road, NE
Cedar Rapids, IA 52499

Safeco Life Insurance Co.      MidCap Stock-Initial shares                7.76%
10865 Willows Road NE          Technology Growth-Initial shares           5.21%
Redmond, WA 98052
TransAmerica Occidental        Core Bond-Initial shares                  76.00%
Life Insurance Company         Core Bond-Service shares                  76.56%
Separate Account VA-2L         Core Value-Initial shares                 84.86%
Accounting Department          Core Value-Service shares                 90.53%
4333 Edgewood Road, NE         Emerging Leaders-Initial shares           77.83%
Cedar Rapids, IA 52499         Emerging Leaders-Service shares           84.15%
                               Emerging Markets-Initial shares           16.43%
                               Emerging Markets-Service shares           86.02%
                               European Equity-Initial shares            13.82%
                               European Equity-Service shares            82.20%
                               Founders Discovery-Initial shares         81.38%
                               Founders Discovery-Service shares         90.82%
                               Founders Growth-Initial shares            84.55%
                               Founders Growth-Service shares            90.70%
                               Founders International Equity-Initial     85.83%
                               shares
                               Founders International Equity-Service     91.20%
                               shares
                               Founders Passport-Initial shares          80.00%
                               Founders Passport-Service shares          90.85%
                               Japan-Initial shares                      15.52%
                               Japan-Service shares                      94.61%
                               MidCap Stock-Initial shares               14.76%
                               MidCap Stock-Service shares               91.76%
                               Technology Growth-Initial shares          62.41%
                               Technology Growth-Service shares          85.18%



                             MANAGEMENT ARRANGEMENTS

      Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


      In approving the current Agreement, and each Sub-Investment Advisory Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager, Founders and Newton; the investment philosophy and investment approach as applied to the Portfolios by the Manager and, as applicable, Founders and Newton; the investment management expertise of the Manager, Founders and Newton in respect of the relevant Portfolio's investment strategies; the personnel, resources and experience of the Manager, and, as applicable, Founders and Newton; each Portfolio's performance history and the management and sub-advisory fees paid to the Manager and Founders and Newton, respectively, relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and the Fund's Distribution Plan; and ancillary benefits the Manager may receive from its relationship with the Fund.


      The following persons are officers and/or directors of the Manager:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer, and Chief Operating Officer; Thomas F. Eggers, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; Michael G. Millard, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Diane P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

      Sub-Investment Advisers. With respect to the Founders Portfolios, the Manager has entered into a Sub-Investment Advisory Agreement with Founders (the "Founders Sub-Advisory Agreement"). As to each Founders Portfolio, the Founders Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or
(ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Founders, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Founders Portfolio, the Founders Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Founders. The Founders Sub-Advisory Agreement will terminate automatically, as to the relevant Founders Portfolio, in the event of its assignment (as defined in the 1940 Act).

      The following persons are officers of Founders: Stephen E. Canter, Chairman; Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; Francis P. Gaffney, Senior Vice President; John
B. Jares, Vice President; Robert T. Kelly, Vice President; Douglas A. Loeffler, Vice President; David L. Ray, Senior Vice President and Treasurer; William L. Reith, Vice President; Bridget M. Richards, Vice President; Richard A. Sampson, Senior Vice President; Kevin S. Sonnett, Vice President; Tracy P. Stouffer, Vice President; and Lisa G. Warshafsky, Vice President.

      With respect to the European Equity and Japan Portfolios, the Manager has entered into a Sub-Investment Advisory Agreement with Newton (the "Newton Sub-Advisory Agreement"). As to each of these Portfolios, the Newton Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or
(ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Newton, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each of the European Equity and Japan Portfolios, the Newton Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice,
(ii) by the Fund's Board or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Newton. The Newton Sub-Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


      The following persons are directors of Newton: Colin Harris, Guy Hudson, Helena Morrisey, Mark Rayward, Jon Groom and Jeff Munroe.

      Portfolio Management. The Manager manages each Portfolio's investments in accordance with the stated policies of the Portfolio, subject to the approval of the Fund's Board. Founders, with respect to each Founders Portfolio, and Newton, with respect to each of the European Equity and Japan Portfolios, provide day-to-day management of the Portfolio's investments, subject to the supervision of the Manager and the Fund's Board. Each Portfolio's adviser is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for the relevant Portfolio. The portfolio managers of Core Bond Portfolio are Michael Hoeh, Martin Fetherston, William Howarth, John Koerber, Gregg Jordan, Kenneth Smalley, Gerald E. Thunelius and Samuel Weinstock. The portfolio managers of Core Value Portfolio are Francis DeAngelis, William Goldenberg and Valerie Sill. The portfolio managers of Emerging Leaders Portfolio are Paul Kandel, Hilary Woods and George C. Saffaye. The portfolio managers of Emerging Markets Portfolio are D. Kirk Henry, Sandor Cseh and Clifford A. Smith. The portfolio manager of European Equity Portfolio is Aaron Barnfather. The portfolio managers of Japan Portfolio are Miki Sugimoto and Martin Batty. The portfolio managers of MidCap Stock Portfolio are John O'Toole, Ronald Gala, Steven A. Falci and Robert Wilk. The portfolio managers of Small Cap Stock Index Portfolio are Steven A. Falci and Thomas Durante. The portfolio managers of Technology Growth Portfolio are Mark Herskovitz and Charles A. Thomas. The primary portfolio manager of Founders Discovery Portfolio is Robert T. Ammann. The primary portfolio manager of Founders Growth Portfolio is John B. Jares. The primary portfolio manager of Founders International Equity Portfolio is Douglas
A. Loeffler. The primary portfolio manager of Founders Passport Portfolio is Tracy Stouffer. The Manager, Founders and Newton maintain research departments with professional portfolio managers and securities analysts who provide research services for the Portfolios and for other funds advised by the Manager, Founders or Newton.


      Mellon Bank, N.A., the Manager's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Portfolio. The Manager has informed the Fund that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.


      The Fund, the Manager, Founders, Newton and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to the respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, the Manager's portfolio managers and other investment personnel must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Manager's Code of Ethics and also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Manager's Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager, from time to time, may make payments from its own assets, including past profits but not including the management fees paid by the Portfolios, to Participating Insurance Companies in connection with the provision of certain administrative services to one or more Portfolios or servicing and/or maintaining shareholder accounts. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      Expenses. All expenses incurred in the operation of the Fund (other than with respect to Small Cap Stock Index Portfolio) are borne by the Fund, except to the extent specifically assumed by the Manager (or, if applicable, the Portfolio's sub-investment adviser). The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, dividends and interest on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or Founders or any of their affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. In addition, each Portfolio's Service shares are subject to an annual distribution fee. See "Distribution Plan (Service Shares Only)." Other than for Small Cap Stock Index Portfolio, expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

      All expenses incurred in the operation of Small Cap Stock Index Portfolio are borne by the Manager, except management fees, Distribution Plan fees, taxes, interest, brokerage fees and commissions, if any, extraordinary expenses, and the Portfolio's allocated portion of the fees and expenses of Board members who are not "interested persons" (as defined in the 1940 Act) and fees and expenses of independent counsel to the Fund and the Board members who are not "interested persons."


      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets.


             Name of Portfolio                     Management Fee

Core Bond Portfolio                                      0.60%
Core Value Portfolio                                     0.75%
Emerging Leaders Portfolio                               0.90%
Emerging Markets Portfolio                               1.25%
European Equity Portfolio                                1.00%
Japan Portfolio                                          1.00%
MidCap Stock Portfolio                                   0.75%
Small Cap Stock Index Portfolio                          0.35%*
Technology Growth Portfolio                              0.75%
Founders Discovery Portfolio                             0.90%
Founders Growth Portfolio                                0.75%
Founders International Equity Portfolio                  1.00%
Founders Passport Portfolio                              1.00%

-----------------------
* With respect to the Small Cap Stock Index Portfolio, the Manager has agreed to reduce its management fee in an amount equal to the Portfolio's allocated portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the Fund and to the non-interested Board members.


      For the fiscal periods ended December 31, 1999, 2000 and 2001 (except as indicated), the management fees payable by each indicated Portfolio to the Manager, the amounts waived by the Manager and the net fee paid by the indicated Portfolio were as follows:

          Name of Portfolio                     Management Fee Payable
          -----------------                     ----------------------
                                      1999           2000          2001
                                      ----           ----          ----
Core Value Portfolio                  $80,234        $141,578      $292,739
MidCap Stock Portfolio                $92,701        $292,611      $931,142
Founders Growth Portfolio             $30,158        $145,465      $214,580
Founders International Equity         $27,223        $87,346       $111,393
Portfolio
Founders Passport Portfolio           $73,558        $275,381      $209,261
European Equity Portfolio             $17,955(1)     $201,252      $298,409
Emerging Leaders Portfolio            $871(2)        $30,529       $90,552
Emerging Markets Portfolio            $1,216(2)      $26,868       $38,500
Founders Discovery Portfolio          $886(2)        $66,148       $137,221
Japan Portfolio                       $925(2)        $23,612       $20,383
Technology Growth Portfolio           $57,840(3)     $1,151,112    $806,726
Core Bond Portfolio                   N/A            $27,989(4)    $196,344

          Name of Portfolio                        Reduction in Fee
          -----------------                        ----------------
                                      1999           2000          2001
                                      ----           ----          ----
Core Value Portfolio                  $53,959        $13,924       $7,797
MidCap Stock Portfolio                $59,994        $24,288       $0
Founders Growth Portfolio             $30,158        $21,770       $28,268
Founders International Equity         $27,223        $49,569       $80,703
Portfolio
Founders Passport Portfolio           $73,558        $275,381      $209,261
European Equity Portfolio             $17,955(1)     $65,652       $56,079
Emerging Leaders Portfolio            $871(2)        $23,673       $15,976
Emerging Markets Portfolio            $1,216(2)      $26,868       $38,500
Founders Discovery Portfolio          $886(2)        $38,291       $16,362
Japan Portfolio                       $925(2)        $23,612       $20,383
Technology Growth Portfolio           $19,780(3)     $0            $0
Core Bond Portfolio                   N/A            $27,989(4)    $56,328


          Name of Portfolio                          Net Fee Paid
          -----------------                          ------------
                                      1999           2000          2001
                                      ----           ----          ----
Core Value Portfolio                  $26,275        $127,654      $284,942
MidCap Stock Portfolio                $32,707        $268,323      $931,142
Founders Growth Portfolio             $0             $123,695      $186,312
Founders International Equity         $0             $37,777       $30,690
Portfolio
Founders Passport Portfolio           $0             $0            $0
European Equity Portfolio             $0(1)          $135,600      $242,330
Emerging Leaders Portfolio            $0(2)          $6,856        $74,576
Emerging Markets Portfolio            $0(2)          $0            $0
Founders Discovery Portfolio          $0(2)          $27,857       $120,859
Japan Portfolio                       $0(2)          $0            $0
Technology Growth Portfolio           $38,060(3)     $1,151,112    $806,726
Core Bond Portfolio                   N/A            $0(4)         $140,016


-----------------

(1)   From April 30, 1999 (commencement of operations) through December 31,
      1999.

(2)   From December 15, 1999 (commencement of operations) through December 31,
      1999.

(3)   From August 31, 1999 (commencement of operations) through December 31,
      1999.

(4)   From May 1, 2000 (commencement of operations) through December 31, 2000.


      As the Small Cap Stock Index Portfolio had not completed its first fiscal year as of the date of this Statement of Additional Information, no information on management fees paid by the Portfolio to the Manager is available.

      As compensation for Founders' services, the Manager has agreed to pay Founders a monthly sub-advisory fee at the annual rate set forth below as a percentage of the relevant Founders Portfolio's average daily net assets:

Name of Portfolio                                   Sub-Investment Advisory Fee

Founders Discovery Portfolio and Founders Growth
Portfolio

0 to $100 million of average daily net assets                   0.25%
$100 million to $1 billion of average daily net                 0.20%
assets
$1 billion to $1.5 billion of average daily net                 0.16%
assets
$1.5 billion or more of average daily net assets                0.10%

Founders International Equity Portfolio and Founders
Passport Portfolio

0 to $100 million of average daily net assets                   0.35%
$100 million to $1 billion of average daily net                 0.30%
assets
$1 billion to $1.5 billion of average daily net                 0.26%
assets
$1.5 billion or more of average daily net assets                0.20%


      The fees paid by the Manager to Founders with respect to the Founders Portfolios for the fiscal periods ended December 31, 1999, 2000 and 2001 were as follows:


          Name of Portfolio               Sub-Investment Advisory Fees Paid
          -----------------               ---------------------------------

                                      1999           2000          2001
                                      ----           ----          ----
Founders Discovery Portfolio          $0      (1)    $18,379       $38,247
Founders Growth Portfolio             $0      (2)    $48,492       $71,753
Founders International Equity         $0      (2)    $30,577       $39,166
Portfolio
Founders Passport Portfolio           $0      (2)    $96,399       $73,248

-----------------
(1)For period December 15, 1999 (commencement of operations) through December 31, 1999, the fees payable by the Manager to Founders were waived in their entirety by Founders pursuant to an undertaking.

(2)For the fiscal year ended December 31, 1999, the fees payable by the Manager to Founders were waived in their entirety by Founders pursuant to an undertaking.

      As compensation for Newton's services, the Manager has agreed to pay Newton a monthly sub-advisory fee at the annual rate set forth below as a percentage of each of the European Equity and Japan Portfolio's average daily net assets:

European Equity Portfolio and Japan Portfolio       Sub-Investment Advisory Fee

0 to $100 million of average daily net assets                   0.35%
$100 million to $1 billion of average daily net                 0.30%
assets
$1 billion to $1.5 billion of average daily net                 0.26%
assets
$1.5 billion or more of average daily net assets                0.20%


      The fees payable by the Manager to Newton for the period May 1, 1999 (commencement of operations) through December 31, 1999 with respect to the European Equity Portfolio, and for the period December 15, 1999 (commencement of operations) through December 31, 1999 and for the fiscal years ended December 31, 2000 and 2001 with respect to the Japan Portfolio, were waived in their entirety by Newton pursuant to an undertaking. For the fiscal years ended December 31, 2000 and 2001 with respect to the European Equity Portfolio, the Manager paid Newton $45,862 and $85,785, respectively, in sub-advisory fees.


      The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Portfolio's assets increases.

      Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as each Portfolio's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9263, Boston, Massachusetts 02205-8501, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian with respect to the Core Bond, Core Value, Emerging Leaders, Founders Discovery, Founders Growth, MidCap Stock, Technology Growth and Small Cap Stock Index Portfolios. Under a custody agreement with the Fund, Mellon Bank, N.A. holds each such Portfolio's securities and keeps all necessary accounts and records. For its custody services, Mellon Bank, N.A. receives a monthly fee based on the market value of each such Portfolio's assets held in custody and receives certain securities transaction charges. Mellon Bank, N.A. has no part in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

      The Bank of New York, 15 Broad Street, New York, New York 10286, serves as the Fund's custodian with respect to the Emerging Markets, European Equity, Founders International Equity, Founders Passport and Japan Portfolios. The Bank of New York has no part in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

                                HOW TO BUY SHARES


      Each Portfolio, except the Small Cap Stock Index Portfolio, offers two classes of shares--Initial shares and Service shares. The Small Cap Stock Index Portfolio offers only Service shares. The classes are identical, except as to the expenses borne by each class which may affect performance. See "Distribution Plan (Service Shares Only)." Portfolio shares currently are offered only to separate accounts of Participating Insurance Companies. Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to Policies. See the prospectus of the separate account of the applicable Participating Insurance Company for more information on the purchase of Portfolio shares and with respect to the availability for investment in specific classes of the Portfolios and in specific Portfolios of the Fund. The Fund does not issue share certificates. Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Portfolio determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. Policy holders should refer to the prospectus for their Policies in this regard. Individuals may not place purchase orders directly with the Fund.



      Portfolio shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), on each day that the NYSE is open for regular business. For purposes of determining net asset value, certain options and futures may be valued 15 minutes after the close of trading on the floor of the NYSE. Net asset value per share of each class of shares is computed by dividing the value of a Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. For information regarding methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value."

                                DISTRIBUTION PLAN
                              (SERVICE SHARES ONLY)

      Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to each Portfolio's Service shares pursuant to which the Portfolio pays the Distributor at an annual rate of 0.25% of the value of the average daily net assets of the Portfolio's Service shares for distributing Service shares, for advertising and marketing related to Service shares and for servicing and/or maintaining accounts of Service class shareholders. Under the Distribution Plan, the Distributor may make payments to Participating Insurance Companies and the principal underwriters for their Policies in respect of these services. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. The Board believes that there is a reasonable likelihood that the Fund's Distribution Plan will benefit each Portfolio and the holders of its Service shares.

      A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. The Distribution Plan provides that it may not be amended to increase materially the costs which holders of Service shares may bear without the approval of the holders of Service shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to each Portfolio, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Portfolio's Service shares.


      No payments were made pursuant to the Distribution Plan for the fiscal year ended December 31, 2000 for any Portfolio's Service shares. Set forth below are the amounts paid by each indicated Portfolio, with respect to its Service shares, to the Distributor for the fiscal year ended December 31, 2001:

                                     Payments      Reduction       Net Fee
        Name of Portfolio               To           In Fee         Paid
                                    Distributor

Core Bond Portfolio                   $25,519       $18,038        $7,481
Core Value Portfolio                   18,760        18,760             0
Emerging Leaders Portfolio              3,359         1,900         1,459
Emerging Markets Portfolio                162           162             0
European Equity Portfolio                 585           585             0
Japan Portfolio                             9             9             0
MidCap Stock Portfolio                  9,223         6,252         2,971
Technology Growth Portfolio             8,469             0         8,469
Founders Discovery Portfolio            2,872         1,900           972
Founders Growth Portfolio               4,539         4,539             0
Founders International Equity           1,816         1,816             0
Portfolio
Founders Passport Portfolio             1,279         1,279             0


      As the Small Cap Stock Index Portfolio had not completed its first fiscal year as of the date of this Statement of Additional Information, no information on amounts expended under the Distribution Plan is available.

                              HOW TO REDEEM SHARES

      Portfolio shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. Individuals may not place redemption orders directly with the Fund.

      Redemption requests received by the Participating Insurance Company from separate accounts on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Portfolio determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. Policy holders should consult their Policy prospectus in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Portfolio's then-current net asset value. No charges are imposed by the Fund when shares are redeemed.

      The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.

      Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such VA contract holders and VLI policy holders.

      Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record of a Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Portfolio in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sells such securities, brokerage charges would be incurred.

      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

                               EXCHANGE PRIVILEGE

      Investors can exchange shares of a Portfolio for shares of the same class of any other portfolio or fund managed by the Manager that is offered only to separate accounts established by Participating Insurance Companies to fund Policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges set forth in the applicable Policy prospectus. Policy holders should refer to the applicable Policy prospectus for more information on exchanging Portfolio shares. The Fund reserves the right to modify or discontinue its exchange program at any time upon 60 days' notice to the Participating Insurance Companies.

                        DETERMINATION OF NET ASSET VALUE


      Each Portfolio's investment securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available. Market quotations for foreign securities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the foreign investment securities of the Core Bond Portfolio, Core Value Portfolio, Emerging Leaders Portfolio, Emerging Markets Portfolio, European Equity Portfolio, Japan Portfolio or any Founders Portfolio. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Board. Certain short-term investments may be carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the management fee (reduced by any fee waiver or expense reimbursement arrangement), and fees pursuant to the Distribution Plan, with respect to each Portfolio's Service shares, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Portfolio's shares.

      Substantially all of the Core Bond Portfolio's investments (excluding short-term investments) are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are valued by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. In the absence of reported sales of investments traded primarily on an exchange, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available.


      Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Fund's Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

      NYSE Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                  DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that each Portfolio, other than the Small Cap Stock Index Portfolio, has qualified as a regulated investment company under the Code for the fiscal period ended December 31, 2001. The Small Cap Stock Index Portfolio intends to qualify, and each other Portfolio intends to continue to qualify, as a "registered investment company" under the Code, if such qualification is in the best interest of its shareholders. As a regulated investment company, each Portfolio will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of the Portfolio's net income (consisting of net investment income and net short-term capital gain) to its shareholders. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

      Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, each Portfolio intends to qualify for this exemption or to make its distributions in accordance with the calendar year.

      In order to maintain its qualifications as a regulated investment company, a Portfolio's ability to invest in certain types of financial instruments (for example, securities issued or acquired at a discount) may be restricted and a Portfolio may be required to maintain or dispose of its investments in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.


      Investment by a Portfolio in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute an amount equal to such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


      If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to Federal, and possibly state, corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary dividend income to the extent of such Portfolio's available earnings and profits, and Policy holders could lose the benefit of tax deferral on distributions made to the separate accounts of Participating Insurance Companies. Similarly, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, Policy holders could be subject to current tax on distributions made to the separate accounts of Participating Insurance Companies.

      Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Policy holders investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

      Certain Portfolios may invest in an entity that is classified as a "passive foreign investment company" ("PFIC") For Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolios. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

      The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolios' activities or to discuss state and local tax matters affecting the Portfolios. Policy holders are urged to consult their own tax advisers for more detailed information concerning tax implications of investments in the Portfolios. For more information concerning the Federal income tax consequences, Policy holders should refer to the prospectus for their Policies.

                             PORTFOLIO TRANSACTIONS

      General. (All Portfolios) The Manager or applicable sub-investment adviser assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Manager or applicable sub-investment adviser evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of funds managed by the Manager or applicable sub-investment adviser. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

      The Manager and each sub-investment adviser have adopted written trade allocation procedures for their equity and fixed income trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the account's asset sizes. In allocating trades made on a combined basis, the trading desks typically seek to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures may allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

      The Core Value, Emerging Leaders, MidCap Stock and Small Cap Stock Index Portfolios are each managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Portfolios managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entities. While the policies and procedures of the affiliated entities are different than those of the Manager or the sub-investment advisers, they are based on the same principles, and are substantially similar.

      The Manager or applicable sub-investment adviser may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager or sub-investment adviser may arrange to have the purchase and sale transaction effected directly between its accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.


      For the fiscal years ended December 31, 1999, 2000 and 2001, the amounts paid by the indicated Portfolios for brokerage commissions, gross spreads and concessions on principal transactions none of which was paid directly to the Manager or any sub-investment adviser or the Distributor, were as follows:


Name of Portfolio                          Brokerage Commissions Paid
-----------------                          --------------------------

                                   1999        2000           2001
                                   ----        ----           ----
Core Value Portfolio               $24,894     $51,322        $126,053
MidCap Stock Portfolio             $21,859     $91,426        $278,623
Founders Growth Portfolio          $6,510      $43,910        $76,695
Founders International Equity      $23,532     $97,918        $95,175
Portfolio
Founders Passport Portfolio        $134,550    $737,471       $855,791
European Equity Portfolio          $12,362(1)  $114,711       $153,044
Emerging Leaders Portfolio         $2,569(2)   $27,242        $66,529
Emerging Markets Portfolio         $5,818(2)   $13,786        $29,060
Founders Discovery Portfolio       $664(2)     $10,718        $18,002
Japan Portfolio                    $3,445(2)   $29,093        $11,640
Technology Growth Portfolio        $10,889(4)  $128,528       $152,973
Core Bond Portfolio                N/A         $0(4)          $23,194


Name of Portfolio                    Concessions on Principal Transactions


                                   1999        2000           2001
                                   ----        ----           ----

Core Value Portfolio               $23,159     $8,244         $22,648
MidCap Stock Portfolio             $0          $0             $12,709
Founders Growth Portfolio          $1,488      $214           $0
Founders International Equity      $0          $0             $4,220
Portfolio
Founders Passport Portfolio        $0          $677           $3,268
European Equity Portfolio          $0          $0             $0
Emerging Leaders Portfolio         $0          $8,702         $19,057
Emerging Markets Portfolio         $0          $0             $0
Founders Discovery Portfolio       $0          $18,244        $38,092
Japan Portfolio                    $0          $0             $0
Technology Growth Portfolio        $7,978      $111,118       $876
Core Bond Portfolio                N/A         $0(4)          $0


--------------------

(1)   From April 30, 1999 (commencement of operations) through December 31,
      1999.
(2)   From December 15, 1999 (commencement of operations) through December 31,
      1999.
(3)   From August 31, 1999 (commencement of operations) through December 31,
      1999.
(4)   From May 1, 2000 (commencement of operations) through December 31, 2000.

      The brokerage commissions for certain Portfolios were significantly greater than the previous fiscal year due to increased market volatility and increased cash flows into and out of the Portfolios.


      The Fund contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager, Founders or Newton or their affiliates. The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager, Founders, Newton or their affiliates are reasonable and fair.

      For the fiscal year ended December 31, 2001, Emerging Leaders and Technology Growth Portfolios paid an affiliate of the Manager brokerage commissions of $256 and $28,484, respectively. During this period, this amounted to approximately 0.4% and 19% of the aggregate brokerage commissions paid by the Emerging Leaders and Technology Growth Portfolios, respectively, for transactions involving approximately 0.6% and 23% of the aggregate dollar amount of transactions for which the Emerging Leaders and Technology Growth Portfolios paid brokerage commissions, respectively.


      As the Small Cap Stock Index Portfolio had not completed its first fiscal year as of the date of this Statement of Additional Information, no information on brokerage transactions is provided for the Portfolio.

      IPO Allocations. (Core Bond, Emerging Markets, and Technology Growth Portfolios only) Under the Manager's special trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein "IPOs"), all portfolio managers seeking to participate in an IPO must use reasonable efforts to indicate their interest in the IPO, by account and in writing, to the Equity Trading Desk at least 24 hours prior to the pricing of a deal. Except upon prior written authorization from the Director of Investments or his designee, an indication of interest submitted on behalf of any account must not exceed an amount based on the account's approximate median position size.

      Portfolio managers may specify by account the minimum number of shares deemed to be an adequate allocation. Portfolio managers may not decline any allocation in excess of the minimum number of shares specified on the ground that too few shares are available, and will not receive an allocation of fewer than the minimum number of shares specified. If a portfolio manager does not specify a minimum number of shares deemed to be an adequate allocation, a "default minimum" equal to ten percent of the requested number of shares is assumed. De minimis adjustments may result in larger accounts participating in IPOs to a lesser extent than smaller accounts.

      Based on the indications of interest received by the Equity Trading Desk, the Chief Investment Officer's designee prepares an IPO Allocation Worksheet indicating an appropriate order size for each account, taking into consideration
(i) the number of shares requested for each account; (ii) the relative size of each account; (iii) each account's investment objectives, style and portfolio composition, and (iv) any other factors that may lawfully be considered in allocating IPO shares among accounts.

      If there are insufficient securities to satisfy all orders as reflected on the IPO Allocation Worksheet, the Manager's allocation generally will be distributed among participating accounts pro rata on the basis of each account's order. Allocations may deviate from a strict pro rata allocation if the Chief Investment Officer or his designee determines that it is fair and equitable to allocate on other than a pro rata basis.

      Funds managed by dual employees of the Manager and an affiliated entity are subject to the IPO procedures of the affiliated entities. While the IPO policies and procedures may differ from those of the Manager, they are based on the same principles and are substantially similar.

      IPO Allocations. (Core Value and Emerging Leaders Portfolios only) Each of these Portfolios' portfolio managers are dual employees of the Manager and The Boston Company Asset Management ("TBCAM") and each such Portfolio is subject to the IPO procedures of TBCAM. Under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.


      IPO Allocations. (MidCap Stock and Small Cap Stock Index Portfolios only) Each of these Portfolio's portfolio managers is a dual employee of the Manager and Mellon Equity Associates ("MEA"). Portfolio managers seeking to participate in an IPO must indicate their interest in the IPO, by account or fund and in writing, to the MEA trading operation prior to the pricing of a deal. Shares received in an offering are allocated among accounts with similar investment objectives on a pro rata basis. If a pro rata allocation among all accounts that indicated an interest in the offering would result in a position that is not meaningful to an account, MEA may allocate the shares received to less than all those accounts indicating an interest.


      IPO Allocations. (European Equity and Japan Portfolios only) Each of these Portfolios is subject to the IPO procedures of Newton. Generally, under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.


      IPO Allocations. (Founders Portfolios only) Each Founders Portfolio is subject to the IPO procedures of Founders. Under the procedures, all portfolio managers seeking to participate in an IPO must inform the Trading Department Manager, or his or her designee, of the accounts for which the offering would be suitable at least 24 hours prior to the time the offering is to be priced or the books are to be closed, whichever occurs first. If it is not possible to give this notice, the portfolio manager will give notice as soon as practicable under the circumstances.


      The key criterion for determining the eligibility of an account to participate in an IPO is the suitability of the investment for the account. Guidelines based on the estimated market capitalization of the issuer are used to help determine the accounts for which offerings are most suitable. If the portfolio manager of an account for which a particular offering would be most suitable based on the market capitalization guidelines determines not to have that account participate in the offering, other accounts may participate in the offering.

      Allocations among accounts with the same or a similar investment objective managed by the same portfolio manager generally are allocated pro rata based on the net asset values of the applicable accounts. However, a portfolio manager may determine not to participate in an offering for an account based on the circumstances affecting that account including, without limitation, cash availability, desired position size, the account's investment policies and restrictions, or tax considerations. If an offering is suitable for accounts managed by different portfolio managers and more than one portfolio manager wants to participate in the offering, the shares are allocated to the accounts for which the offering is deemed most suitable. Such offerings generally are then allocated pro rata based on net asset value. In the case of secondary public offerings, allocations may be based on position weightings desired for each participating account.

      If under the procedures an account would receive an allocation equal to or less than the greater of (a) a portfolio position of .25 of 1%; or (b) 100 shares, the portfolio manager may decline the allocation for that account. Shares not taken as a result of this rule are reallocated to the other accounts participating in the allocation on a pro rata basis based on their net asset values.

      From time to time, special circumstances may arise in which deviations from these policies are appropriate. Any such exceptions must by approved by Founders' President or his designee.

      Soft Dollars. (All Portfolios) Subject to the policy of seeking the best combination of price and execution, a Portfolio may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

      The services and products provided under these arrangements permit the Manager or applicable sub-investment adviser to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

      Some of the research products or services received by the Manager or a sub-investment adviser may have both a research function and a non-research administrative function (a "mixed use"). If the Manager or sub-investment adviser determines that any research product or service has a mixed use, the Manager or sub-investment adviser will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager or sub-investment adviser determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager or sub-investment adviser in hard dollars. Any such allocation may create a conflict of interest for the Manager or sub-investment adviser.

      Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

      The Manager or applicable sub-investment adviser generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager or sub-investment adviser to compensate the selected brokerage firm for research provided. The Manager or applicable sub-investment adviser endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager or sub-investment adviser believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      The Manager or applicable sub-investment adviser may receive a benefit from the research services and products that is not passed on to a Portfolio in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager or applicable sub-investment adviser in providing investment advice to any of the Portfolio's or clients it advises. Likewise, information made available to the Manager or applicable sub-investment adviser from brokerage firms effecting securities transactions for a Portfolio may be utilized on behalf of another fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Portfolio or client and the indirect benefits received by that Portfolio or client.

      The aggregate amount of transactions during the fiscal year ended December 31, 2001 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Name of Portfolio                  Transaction      Commissions and
                                   Amount           Concessions


Core Value Portfolio               $0               $0
MidCap Stock Portfolio             $0               $0
Founders Growth Portfolio          $26,522,344      $35,243
Founders International Equity      $1,892,796       $3,720
Portfolio
Founders Passport Portfolio        $1,040,531       $5,473
European Equity Portfolio          $0               $0
Emerging Leaders Portfolio         $2,596,361       $6,971
Emerging Markets Portfolio         $0               $0
Founders Discovery Portfolio       $1,397,746       $3,331
Japan Portfolio                    $0               $0
Technology Growth Portfolio        $24,415,323      $27,288
Core Bond Portfolio                $0               $0
----------------


      As the Small Cap Stock Index Portfolio had not yet completed its first fiscal year as of the date of this Statement of Additional Information, no information on such transactions is provided for the Portfolio.

                             PERFORMANCE INFORMATION

      Performance figures for the Portfolios will not reflect the separate charges applicable to the Policies offered by Participating Insurance Companies.


      The current yield for the 30-day period ended December 31, 2001 for Core Bond Portfolio was 5.74% for Initial shares and 5.70% for Service shares, which reflects the waiver of a portion of the management fee by the Manager. Had a portion of its management fee not been waived, Core Bond Portfolio's current yield for the 30-day period ended December 31, 2001 would have been 5.66% for Initial shares and 5.37% for Service shares.


      Current yield is computed pursuant to a formula which operates as follows:
The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by such Portfolio during the period. That result is then divided by the product of: (a) the average daily number of such Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


      Performance for each Portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of each Portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower.


      The average annual total return for the periods indicated ended December 31, 2001 for Initial shares and Service shares of the indicated Portfolios was as follows:

                                         Average Annual      Average Annual
                                          Total Return        Total Return
Name of Portfolio/Class                     One Year         Since Inception
-----------------------


Core Value Portfolio
   Initial shares                              -2.08%             6.05%(1)
   Service shares                              -2.08%             6.05%(1)
MidCap Stock Portfolio
   Initial shares                              -3.26%             3.42%(1)
   Service shares                              -3.36%             3.39%(1)
Founders Growth Portfolio
   Initial shares                             -20.03%             1.65%(2)
   Service shares                             -20.16%             1.60%(2)
Founders International Equity
Portfolio
   Initial shares                             -29.56%             2.21%(2)
   Service shares                             -29.50%             2.24%(2)
Founders Passport Portfolio
   Initial shares                             -30.66%             1.49%(2)
   Service shares                             -30.66%             1.49%(2)
European Equity Portfolio
   Initial shares                             -28.13%            -3.47%(3)
   Service shares                             -27.59%            -3.20%(3)
Emerging Leaders Portfolio
   Initial shares                               8.74%            23.44%(4)
   Service shares                               8.62%            23.37%(4)
Emerging Markets Portfolio
   Initial shares                               3.32%           -12.07%(4)
   Service shares                               3.43%           -12.02%(4)
Founders Discovery Portfolio
   Initial shares                             -18.52%           -11.00%(4)
   Service shares                             -18.77%           -11.13%(4)
Japan Portfolio
   Initial shares                             -27.90%           -17.50%(4)
   Service shares                             -27.90%           -17.50%(4)
Technology Growth Portfolio
   Initial shares                             -33.12%           -11.07%(5)
   Service shares                             -33.40%           -11.23%(5)
Core Bond Portfolio
   Initial shares                               4.55%             7.91%(6)
   Service shares                               4.46%             7.86%(6)


-----------------

(1)   From May 1, 1998 (commencement of operations) through December 31, 2001.
(2) From September 30, 1998 (commencement of operations) through December 31, 2001.
(3)   From April 30, 1999 (commencement of operations) through December 31,
      2001.
(4)   From December 15, 1999 (commencement of operations) through December 31,
      2001.
(5)   From August 31, 1999 (commencement of operations) through December 31,
      2001.
(6)   From May 1, 2000 (commencement of operations) through December 31, 2001.

-----------------------------------------------------------------------

      Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


      Total return for the periods indicated ended December 31, 2001, for Initial shares and Service shares of the indicated Portfolios was as follows:


Name of Portfolio/Class                                Total Return


Core Value Portfolio
   Initial shares                                         24.04%(1)
   Service shares                                         24.04%(1)
MidCap Stock Portfolio
   Initial shares                                         13.14%(1)
   Service shares                                         13.02%(1)
Founders Growth Portfolio
   Initial shares                                          5.49%(2)
   Service shares                                          5.31%(2)
Founders International Equity Portfolio
   Initial shares                                          7.39%(2)
   Service shares                                          7.48%(2)
Founders Passport Portfolio
   Initial shares                                          4.93%(2)
   Service shares                                          4.93%(2)
European Equity Portfolio
   Initial shares                                         -9.00%(3)
   Service shares                                         -8.32%(3)
Emerging Leaders Portfolio
   Initial shares                                         53.99%(4)
   Service shares                                         53.82%(4)
Emerging Markets Portfolio
   Initial shares                                        -23.17%(4)
   Service shares                                        -23.09%(4)
Founders Discovery Portfolio
   Initial shares                                        -21.25%(4)
   Service shares                                        -21.49%(4)
Japan Portfolio
   Initial shares                                        -32.60%(4)
   Service shares                                        -32.60%(4)
Technology Growth Portfolio
   Initial shares                                        -24.02%(5)
   Service shares                                        -24.34%(5)
Core Bond Portfolio
   Initial shares                                         13.55%(6)
   Service shares                                         13.46%(6)


-----------------

(1)   From May 1, 1998 (commencement of operations) through December 31, 2001.
(2) From September 30, 1998 (commencement of operations) through December 31, 2001.
(3)   From April 30, 1999 (commencement of operations) through December 31,
      2001.
(4)   From December 15, 1999 (commencement of operations) through December 31,
      2001.
(5)   From August 31, 1999 (commencement of operations) through December 31,
      2001.
(6)   From May 1, 2000 (commencement of operations) through December 31, 2001.

      Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      No performance data is provided for the Small Cap Stock Index Portfolio since it had not commenced operations as of the date of the performance figures provided for the other Portfolios.


      Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. The effective yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Policy owners should consult the prospectus for their Policy.


      Calculations of the Portfolios' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. Comparative performance information may be used from time to time in advertising or marketing a Portfolio's shares, including data from Lipper Analytical Services, Inc., Lipper Leaders Ratings, the Aggregate Bond Index, Government/Corporate Bond Index, CDA Technologies Indices, Consumer Price Index, IBC's Money Fund Report(TM), International Finance Corporation Index, Money Magazine, Bank Rate Monitor(TM), Standard & Poor's 500 Index, Standard & Poor's MidCap 400 Index, Standard & Poor's SmallCap 600 Index, Russell 2000(R) Index, Russell 2500(R) Index, Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, MSCI Europe Index, MSCI World (ex US) Index, MSCI Japan Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other indices and industry publications. A Portfolio may also cite in its advertisements the aggregate amount of assets committed to index investing by pension funds and/or other investors.


      From time to time, advertising materials for a Portfolio may refer to or discuss then-current or past economic or financial conditions, developments and/or events. From time to time, advertising materials for a Portfolio also may refer to Morningstar ratings and related analyses supporting the rating, and may refer to, or include, biographical information relating to and commentary by the Portfolio's portfolio managers relating to their investment strategy, asset growth of the Portfolio, current or past business, political, economic or financial conditions and other matters of general interest to shareholders.

               INFORMATION ABOUT THE FUND AND PORTFOLIOS

      Each Portfolio's shares are classified into two classes with the exception of Small Cap Stock Index Portfolio, which has one class. Each Portfolio share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Each Portfolio share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

      To date, the Board has authorized the creation of 13 Portfolios of shares. All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

      Each Portfolio will send annual and semi-annual financial statements to all its shareholders.

      The Small Cap Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 600 SmallCap Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Fund or the Portfolio. S&P has no obligation to take the needs of the Fund or the owners of the Portfolio into consideration in determining, composing, or calculating the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Small Cap Stock Index Portfolio.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectuses.


      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Fund.

                                    APPENDIX

                                Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc.
("Moody's"), and Fitch Ratings ("Fitch"):

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'


                          DREYFUS INVESTMENT PORTFOLIOS

                            PART C. OTHER INFORMATION
                        --------------------------------


Item 23.    Exhibits
-------     ----------


      (a) Registrant's Agreement and Declaration of Trust is incorporated by reference to the Registration Statement on Form N-1A, filed on February 28, 1998.

      (b) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 14, 2000.


     (d)(1) Revised Management Agreement is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on March 28, 2002.


     (d)(2) Sub-Investment Advisory Agreements are incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 15, 1999.


      (e) Revised Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on March 28, 2002.

      (g)   Custody Agreements.


      (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 24, 1998.

      (j)   Consent of Independent Auditors.


      (m) Distribution Plan (12b-1 Plan) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on March 28, 2002.


      (o) Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on October 31, 2000.

   (p)(1) Code of Ethics adopted by the Registrant is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 27, 2001.

   (p)(2) Code of Ethics adopted by the Sub-Investment Advisers to the Registrant is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 27, 2001.

-------     -----------------------------------------------------

            Other Exhibits

            --------------


                 (a)(1) Power of Attorney of the Board members is incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 14, 2000.

                 (a)(2) Power of Attorney of the Officers.


                  (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 14, 2000.

Item 24.    Persons Controlled by or under Common Control with Registrant.
-------     -------------------------------------------------------

            Not Applicable

Item 25.    Indemnification

-------     ---------------

            The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on September 15, 1998.


            Reference is also made to the Distribution Agreement attached as Exhibit (e) of Post-Effective Amendment No. 18.


Item 26.    Business and Other Connections of Investment Adviser.
-------     ----------------------------------------------------

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.



ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)
----------------------------------------------------------------------------------

                  OFFICERS AND DIRECTORS OF INVESTMENT ADVISER

Name and Position
WITH DREYFUS                       OTHER BUSINESSES                      POSITION HELD                 DATES

MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

STEPHEN R. BYERS                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director, Vice Chairman,
and Chief Investment Officer

STEPHEN E. CANTER                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Dreyfus Investment                    Chairman of the Board         1/97 - Present
Chief Operating Officer            Advisors, Inc.++                      Director                      5/95 - Present
                                                                         President                     5/95 - Present

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management             Member, Board of              12/97 - Present
                                   LLC****                               Managers

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

THOMAS F. EGGERS                   Dreyfus Service Corporation++         Chief Executive Officer       3/00 - Present
President and  Director                                                  and Chairman of the
                                                                         Board
                                                                         Executive Vice President      4/96 - 3/00
                                                                         Director                      9/96 - Present

                                   Boston Safe Advisors, Inc*            Chairman of the Board         10/01 - Present
                                                                         Chief Executive Officer       10/01 - Present

                                   Founders Asset Management             Member, Board of              2/99 - Present
                                   LLC****                               Managers

                                   Dreyfus Investment Advisors, Inc.     Director                      1/00 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      3/99 - Present
                                   Massachusetts, Inc. +++

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                     10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation #5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   The Dreyfus Trust Company+++          Director                      12/94 - Present
Vice Chairman
                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

DAVID F. LAMERE                    Mellon Financial Corporation+         Vice Chairman                  9/01 - Present
Director
                                   Wellington-Medford II Properties,     President and Director         2/99 - Present
                                   Inc.

                                   TBC Securities, Inc.                  President and Director         2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc.*             Chairman & CEO                 1/99 - Present

                                   Boston Safe Deposit and Trust         Chairman & CEO                 1/99 - Present
                                   Company

                                   Mellon Private Trust Co., N.A.        Chairman                       4/97 - Present
                                   2875 Northeast 191st Street,          Director                       4/97 - Present
                                   North Miami, FL 33180

                                   Newton Management Limited             Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+         Executive Committee             8/98 - Present

                                   Mellon Bank, N.A.+                    Exec. Management Group          8/01 - Present
                                                                         Exec. Vice President            2/99 - 9/01

                                   Mellon Trust of New York National     Chairman                       4/98 - Present
                                   Association
                                   1301 Avenue of the Americas
                                   New York, NY 10017

                                   Mellon Trust of California            Chairman                      2/96 - Present
                                   Los Angles, CA

                                   Mellon United National Bank           Chairman                      2/95 - Present
                                   2875 Northeast 191st Street            Director                    11/98 - Present
                                   North Miami, FL 33180

RONALD P. O'HANLEY                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
and Director
                                   Standish-Mellon Asset Management      Board Member                  7/01 - Present
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present

                                   Franklin Portfolio Associates,        Director                      3/97 - Present
                                   LLC*

                                   Pareto Partners (NY)                  Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - 1/01
                                   Company*                              Member

                                                                         Director                      1/99 - 1/01

                                   The Boston Company, Inc.*             Executive Committee           1/99 - 1/01
                                                                         Member                        1/99 - 1/01
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Management Limited             Executive Committee           10/98 - Present
                                   London, England                       Member
                                                                         Director                      10/98 - Present

                                   Mellon Global Investments             Non-Resident Director         11/98 - Present
                                   Japan Co.
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc.*           Chairman                      6/97 - 10/01
                                                                         Director                      2/97 - 10/01

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 - Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       2/97 - Present
                                                                         Chairman                      2/97 - Present

                                   Mellon-France Corporation+            Director                      3/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - 10/01

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present




MICHAEL G. MILLARD                 Dreyfus Service Corporation++         Director                      8/00 - Present
Director and Vice Chairman                                               Executive Vice President      8/00 - Present
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division


                                   Boston Safe Advisors, Inc.*           Director                      10/01 - Present

J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   Boston Safe Advisors, Inc.*           Director                      10/01 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - Present
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1ST Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - Present

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management             President                     12/98 - Present
DIRECTOR                           LLC****                               Chief Executive Officer       12/98 - Present

RICHARD F. SYRON                   Thermo Electron                       President                     6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer       6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                      4/94 - 6/99
                                   86 Trinity Place                      Chief Executive Officer       4/94 - 6/99
                                   New York, NY 10006

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
GENERAL COUNSEL,                   Advisors, Inc.++
Executive Vice President, and
SECRETARY                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The Truepenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

DIANE P. DURNIN                    None
Senior Vice President - Product
Development

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present

                                   Boston Safe Advisors, Inc.*           Chief Financial Officer and   10/01 - Present
                                                                         Director

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                      8/00 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                     10/98 - Present

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, De 19808

                                   The Truepenny Corporation++           Vice President                10/98 - Present

                                   The Trotwood Corporation++            Vice President                10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President                10/98 - Present

                                   Trotwood Hunters Site a Corp. ++      Vice President                10/98 - Present

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax

                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++

WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The Truepenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary

                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++




*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++     The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.





Item 27.   Principal Underwriters
--------   ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)      Dreyfus A Bonds Plus, Inc.
2)      Dreyfus Appreciation Fund, Inc.
3)      Dreyfus Balanced Fund, Inc.
4)      Dreyfus BASIC GNMA Fund
5)      Dreyfus BASIC Money Market Fund, Inc.
6)      Dreyfus BASIC Municipal Fund, Inc.
7)      Dreyfus BASIC U.S. Government Money Market Fund
8)      Dreyfus California Intermediate Municipal Bond Fund
9)      Dreyfus California Tax Exempt Bond Fund, Inc.
10)     Dreyfus California Tax Exempt Money Market Fund
11)     Dreyfus Cash Management
12)     Dreyfus Cash Management Plus, Inc.
13)     Dreyfus Connecticut Intermediate Municipal Bond Fund
14)     Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)     Dreyfus Florida Intermediate Municipal Bond Fund
16)     Dreyfus Florida Municipal Money Market Fund
17)     Dreyfus Founders Funds, Inc.
18)     Dreyfus Global Growth Fund
19)     Dreyfus GNMA Fund, Inc.
20)     Dreyfus Government Cash Management Funds
21)     Dreyfus Growth and Income Fund, Inc.
22)     Dreyfus Growth and Value Funds, Inc.
23)     Dreyfus Growth Opportunity Fund, Inc.
24)     Dreyfus Premier Fixed Income Funds
25)     Dreyfus Index Funds, Inc.
26)     Dreyfus Institutional Money Market Fund
27)     Dreyfus Institutional Preferred Money Market Funds
28)     Dreyfus Institutional Short Term Treasury Fund
29)     Dreyfus Insured Municipal Bond Fund, Inc.
30)     Dreyfus Intermediate Municipal Bond Fund, Inc.
31)     Dreyfus International Funds, Inc.
32)     Dreyfus Investment Grade Bond Funds, Inc.
33)     The Dreyfus/Laurel Funds, Inc.
34)     The Dreyfus/Laurel Funds Trust
35)     The Dreyfus/Laurel Tax-Free Municipal Funds
36)     Dreyfus LifeTime Portfolios, Inc.
37)     Dreyfus Liquid Assets, Inc.
38)     Dreyfus Massachusetts Intermediate Municipal Bond Fund
39)     Dreyfus Massachusetts Municipal Money Market Fund
40)     Dreyfus Massachusetts Tax Exempt Bond Fund
41)     Dreyfus MidCap Index Fund
42)     Dreyfus Money Market Instruments, Inc.
43)     Dreyfus Municipal Bond Fund, Inc.
44)     Dreyfus Municipal Cash Management Plus
45)     Dreyfus Municipal Money Market Fund, Inc.
46)     Dreyfus New Jersey Intermediate Municipal Bond Fund
47)     Dreyfus New Jersey Municipal Bond Fund, Inc.
48)     Dreyfus New Jersey Municipal Money Market Fund, Inc.
49)     Dreyfus New Leaders Fund, Inc.
50)     Dreyfus New York Municipal Cash Management
51)     Dreyfus New York Tax Exempt Bond Fund, Inc.
52)     Dreyfus New York Tax Exempt Intermediate Bond Fund
53)     Dreyfus New York Tax Exempt Money Market Fund
54)     Dreyfus U.S. Treasury Intermediate Term Fund
55)     Dreyfus U.S. Treasury Long Term Fund
56)     Dreyfus 100% U.S. Treasury Money Market Fund
57)     Dreyfus Pennsylvania Intermediate Municipal Bond Fund
58)     Dreyfus Pennsylvania Municipal Money Market Fund
59)     Dreyfus Premier California Municipal Bond Fund
60)     Dreyfus Premier Equity Funds, Inc.
61)     Dreyfus Premier International Funds, Inc.
62)     Dreyfus Premier GNMA Fund
63)     Dreyfus Premier Opportunity Funds
64)     Dreyfus Premier Worldwide Growth Fund, Inc.
65)     Dreyfus Premier Municipal Bond Fund
66)     Dreyfus Premier New York Municipal Bond Fund
67)     Dreyfus Premier State Municipal Bond Fund
68)     Dreyfus Premier Value Equity Funds
69)     Dreyfus Short-Intermediate Government Fund
70)     Dreyfus Short-Intermediate Municipal Bond Fund
71)     The Dreyfus Socially Responsible Growth Fund, Inc.
72)     Dreyfus Stock Index Fund
73)     Dreyfus Tax Exempt Cash Management
74)     The Dreyfus Premier Third Century Fund, Inc.
75)     Dreyfus Treasury Cash Management
76)     Dreyfus Treasury Prime Cash Management
77)     Dreyfus Variable Investment Fund
78)     Dreyfus Worldwide Dollar Money Market Fund, Inc.
79)     General California Municipal Bond Fund, Inc.
80)     General California Municipal Money Market Fund
81)     General Government Securities Money Market Funds, Inc.
82)     General Money Market Fund, Inc.
83)     General Municipal Bond Fund, Inc.
84)     General Municipal Money Market Funds, Inc.
85)     General New York Municipal Bond Fund, Inc.
86)     General New York Municipal Money Market Fund
87)     MPAM Funds Trust

(b)

                                                                                                 Positions and
Name and principal                                                                               Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------


Thomas F. Eggers *                    Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
Thomas E. Winnick *                   Director                                                   None
Charles Cardona *                     Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
Jude C. Metcalfe **                   Executive Vice President                                   None
Michael Millard **                    Executive Vice President and Director                      None
Irene Papadoulis **                   Director                                                   None
Noreen Ross*                          Executive Vice President                                   None
David K. Mossman **                   Executive Vice President                                   None
Prasanna Dhore*                       Executive Vice President                                   None
William H. Maresca *                  Chief Financial Officer and Director                       None
James Book ***                        Senior Vice President                                      None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      None
Joseph Ecks +                         Senior Vice President                                      None
Lawrence S. Kash *                    Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
John Geli **                          Vice President                                             None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President - Compliance                                None
Janice Hayles *                       Vice President                                             None
Tracy Hopkins *                       Vice President                                             None
Hal Marshall *                        Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
B.J. Ralston **                       Vice President                                             None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
Bret Young *                          Vice President                                             None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None
Carlene Kim                           Assistant Secretary                                        None


*    Principal business address is 200 Park Avenue, New York, NY 10166.
**   Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***  Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
+    Principal business address is One Boston Place, Boston, MA 02108.


Item 28.    Location of Accounts and Records
-------     --------------------------------

            1.    Mellon Bank, N.A.
                  One Mellon Bank Center
                  Pittsburgh, Pennsylvania 15258

            2.    The Bank of New York
                  15 Broad Street
                  New York, New York 10286

            3.    Dreyfus Transfer, Inc.
                  P.O. Box 9263
                  Boston, Massachusetts 02205-8501

            4.    The Dreyfus Corporation
                  200 Park Avenue
                  New York, New York 10166

            5.    Founders Asset Management LLC
                  Founders Financial Center
                  2930 East Third Avenue
                  Denver, Colorado 80206

Item 29.    Management Services
-------     -------------------

            Not Applicable

Item 30.    Undertakings

-------     ------------

            None

                                   SIGNATURES
                                  -------------


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 15th day of April, 2002.


            DREYFUS INVESTMENT PORTFOLIOS

            BY:   /s/ STEPHEN E. CANTER*
                  ----------------------
                       STEPHEN E. CANTER, PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signatures                       Title                      Date



/s/Stephen E. Canter*               President (Principal Executive    4/15/02
-------------------------------     Officer)
   Stephen E. Canter


/s/James Windels*                   Treasurer (Principal Financial    4/15/02
-------------------------------     and Accounting Officer)
   James Windels


/s/Joseph S. DiMartino*             Chairman of the Board             4/15/02
-------------------------------
   Joseph S. DiMartino


/s/Clifford L. Alexander, Jr.*      Trustee                           4/15/02
-------------------------------
   Clifford L. Alexander, Jr.


/s/Lucy Wilson Benson*              Trustee                           4/15/02
-------------------------------
   Lucy Wilson Benson


*BY:  /s/ Jeff Prusnofsky
      --------------------
      Jeff Prusnofsky
      Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibits

      (g)         Custody Agreements.

      (j)         Consent of Independent Auditors.

Other Exhibits

      (a)         Power of Attorney.